UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2016
Date of reporting period: June 30, 2016

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis Funds

(part of Davis Series, Inc.)

June 30, 2016

SEMI-ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS SERIES, INC.	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.
Form N-Q and Form N-MFP
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds' Form N-Q and Davis Government Money Market Fund's Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

August 1, 2016

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview
Davis Opportunity Fund outperformed the Russell 3000® Index ("Russell Index") for the six-month period ended June 30, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 4.08%, versus a 3.62% return for the Russell Index. The sectors1 within the Russell Index that reported the strongest performance were Utilities (up 24%), Telecommunication Services (up 23%), and Energy (up 15%). The sectors within the Russell Index that reported the weakest performance were Health Care (down 1%), Financials (down 1%), and Information Technology (down less than 1%).

Contributors to Performance
The Fund's holdings in the Energy sector made the most significant contribution to performance2, both on an absolute basis and when compared to the Russell Index. The Fund's Energy holdings were up about 27%, compared to up 15% for the Russell Index. The Fund benefited from an overweight position (10%, versus 6% for the Russell Index) in a strong performing sector. Encana3 (up 54%), Apache (up 27%), Paramount Resources (up 151%), and Cabot Oil & Gas (up 46%) were key contributors. The Fund no longer owns Paramount Resources.

Returns from holdings in the Information Technology sector also helped performance. The Fund's Information Technology holdings were up about 3%, compared to down less than 1% for the Russell Index. Quotient Technology (up 97%) was the Fund's overall top contributor.

Additional contributors include Didi Chuxing (up 36%) and Amazon (up 6%), the Fund's largest holding, both from the Consumer Discretionary sector; UnitedHealth Group (up 21%) from the Health Care sector; BM&FBOVESPA (up 84%) from the Financials sector; and Wesco Aircraft (up 12%) from the Industrials sector. The Fund no longer owns BM&FBOVESPA.

Detractors from Performance
The Fund's holdings in the Health Care sector were the most significant detractor from performance, both on an absolute basis and when compared to the Russell Index. The Fund's Health Care holdings were down about 30%, compared to down 1% for the Russell Index. Valeant Pharmaceuticals (down 80%) was the Fund's overall top detractor.

Additional detractors included Liberty Global (down 20%) and JD.com (down 34%) from the Consumer Discretionary sector; YY (down 46%), Alphabet (down 9%), SouFun Holdings (down 32%), and Angie's List (down 30%), all from the Information Technology sector; Ultra Petroleum (down 92%) from the Energy sector; Charles Schwab (down 23%) from the Financials sector; and CAR (down 41%) from the Industrials sector. The Fund no longer owns Ultra Petroleum.

When compared to the Russell Index, the Fund suffered as a result of not having any holdings in the top two performing sectors of the period, Utilities and Telecommunication Services.

The Fund had approximately 20% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings underperformed its domestic holdings (down 8%, versus up 8%).

Davis Opportunity Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2016, unless otherwise noted.

[1]	The companies included in the Russell 3000® Index are divided into ten sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on June 30, 2006

Average Annual Total Return for periods ended June 30, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	3.95%	11.71%	6.02%	10.41%	12/01/94	0.95%	0.94%
Class A - with sales charge	(0.99)%	10.63%	5.50%	10.16%	12/01/94	0.95%	0.94%
Class B†, **	(0.41)%	10.32%	5.34%	11.16%	05/01/84	2.05%	2.04%
Class C**	2.31%	10.82%	5.19%	6.33%	08/15/97	1.75%	1.74%
Class Y	4.22%	11.98%	6.31%	7.18%	09/18/97	0.72%	0.70%
Russell 3000® Index***	2.14%	11.60%	7.40%	9.53%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.
The performance data for Davis Opportunity Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
Davis Opportunity Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund underperformed the Citigroup U.S. Treasury/Agency 1-3 Year Index ("Citigroup Index") for the six-month period ended June 30, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 0.95%, versus a 1.39% return for the Citigroup Index.

The Fund's investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less.

Factors Impacting the Fund's Performance

The Fund was invested almost exclusively in mortgage-backed securities at the end of the period. During the period mortgage backed securities outperformed treasury and agency securities. However, after expenses, the Fund underperformed1 the Citigroup Index. The remainder of the Fund's portfolio was in Cash & Equivalents.

Davis Government Bond Fund's investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund's principal risks are: U.S. Government securities risk, repurchase agreement risk, variable current income risk, interest rate risk, inflation risk, extension and prepayment risk, credit risk, changes in debt rating risk, and fees and expenses risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2016, unless otherwise noted.
[1]
A contribution to or detraction from the Fund's performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the
Citigroup U.S. Treasury/Agency 1-3 Year Index over 10 years
for an investment made on June 30, 2006

Average Annual Total Return for periods ended June 30, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	0.73%	0.51%	2.13%	3.39%	12/01/94	1.01%	0.90%
Class A - with sales charge	(4.05)%	(0.46)%	1.63%	3.16%	12/01/94	1.01%	0.90%
Class B†, **	(4.18)%	(0.84)%	1.49%	4.64%	05/01/84	2.01%	1.91%
Class C**	(1.00)%	(0.28)%	1.32%	2.04%	08/19/97	1.78%	1.68%
Class Y	1.14%	0.87%	2.35%	2.83%	09/01/98	0.66%	0.55%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	1.25%	0.81%	2.51%	3.97%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities' performance. Investments cannot be made directly in the Index.
The performance data for Davis Government Bond Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview
Davis Financial Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the six-month period ended June 30, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of negative 2.54%, versus a 3.84% return for the S&P 500®. The Fund's Financials sector slightly underperformed the S&P 500® Financials sector1 (down 3.52%, versus down 3.13%). The Financials sector was the weakest performing sector of the S&P 500® during the period.

Detractors from Performance
Banking companies were the most significant detractor from performance2. The Fund's Bank holdings were down about 10%, compared to down 11% for the S&P 500® Banking industry group. Wells Fargo3 (down 12%) and Citizens Financial Group (down 23%) were the Fund's overall top detractors, respectively. Wells Fargo began the period as the Fund's largest holding and slipped to the second-largest position at the end of the period.

Diversified Financial companies represented the largest industry group in the Fund and also hindered performance. The Fund's Diversified Financial holdings were down about 6%, compared to down 4% for the S&P 500® Diversified Financials industry group. Charles Schwab (down 23%), Goldman Sachs (down 17%), American Express (down 11%), Julius Baer Group (down 16%), Capital One Financial (down 11%), and Bank of New York Mellon (down 5%) were all leading detractors.

Additional detractors included American International Group (down 14%) from the Insurance industry group and Alphabet (down 9%) from the Software & Services industry group.

The Fund had approximately 10% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings outperformed its domestic holdings (down 1%, versus down 4%).

Contributors to Performance
Insurance companies made the most significant contribution to performance and produced the Fund's overall top contributors, Chubb Ltd. (up 13%), Marsh & McLennan (up 25%), and Markel (up 8%), respectively. Markel was the Fund's largest holding, while Chubb Ltd. was third. During the period, ACE Ltd., which was previously a Fund holding, completed its acquisition of Chubb Corp. This new entity, Chubb Ltd., began trading under the new name in January 2016. The Fund's Insurance holdings were up about 8%, compared to up 2% for the S&P 500® Insurance industry group. Loews (up 7%) and Everest Re Group (up 1%) were also strong performers.

Additional contributors included Berkshire Hathaway (up 10%), Cielo (up 51%), S&P Global (up 10%), Brookfield Asset Management (up 8%), and State Street (up 2%), all from the Diversified Financials industry group.

Davis Financial Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, focused portfolio risk, interest rate sensitivity risk, credit risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2016, unless otherwise noted.

[1]	The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on June 30, 2006

Average Annual Total Return for periods ended June 30, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(4.02)%	9.28%	4.50%	11.28%	05/01/91	0.89%	0.88%
Class A - with sales charge	(8.58)%	8.22%	3.99%	11.06%	05/01/91	0.89%	0.88%
Class B†, **	(8.85)%	7.76%	3.72%	9.92%	12/27/94	2.05%	2.05%
Class C**	(5.80)%	8.29%	3.57%	5.34%	08/12/97	1.75%	1.74%
Class Y	(3.84)%	9.47%	4.64%	7.17%	03/10/97	0.72%	0.71%
S&P 500® Index***	3.99%	12.10%	7.42%	9.26%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Financial Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview
Davis Appreciation & Income Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the six-month period ended June 30, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 2.29%, versus a 3.84% return for the S&P 500®. Only two sectors1 within the S&P 500® reported negative performance figures, Financials (down 3%) and Information Technology (down less than 1%). The third-weakest performing sector was Health Care (up less than 1%). The sectors within the S&P 500® that reported the strongest performance were Telecommunication Services (up 25%), Utilities (up 23%), and Energy (up 16%).

On July 1, 2016, the Fund underwent a portfolio management change. As part of this change, it is expected that the Fund will have higher than normal turnover this year.

Detractors from Performance
The Fund's holdings in the Financials sector were the most significant detractor from performance2 on an absolute basis. The Fund's equity holdings in this sector were down about 16%, compared to down 3% for the S&P 500® sector. Bank of America3 (down 20%), Citigroup (down 18%), and American Express (down 11%) were leading detractors. The Fund no longer owns equity holdings in Bank of America or Citigroup.

When compared with the S&P 500®, returns from holdings in the Health Care sector hindered performance the most. The Fund's Health Care equity holdings were down about 25%, compared to up less than 1% for the S&P 500® sector. The equity holding in Valeant Pharmaceuticals (down 77%) was the Fund's overall top detractor and is no longer held in the Fund.

Another detractor from performance came from the Fund's equity holdings in the Information Technology sector, which were down about 15%, compared to down less than 1% for the S&P 500® sector. The equity holding in FireEye (down 19%) was a weak performer, however, the Fund did benefit from a couple of FireEye fixed-income instruments. The Fund no longer owns the equity holding in FireEye. The Fund's largest holding, an Intel convertible bond (6.59% of total net assets), was a leading detractor for the period.

Additional detractors included Kohl's (down 22%) from the Consumer Discretionary sector, Transocean (down 30%) from the Energy sector, and Tyson Foods (down 9%) and Whole Foods (down 8%), both from the Consumer Staples sector. The Fund no longer owns Kohl's, Transocean, Tyson Foods, or Whole Foods.

Contributors to Performance
The Fund's holdings in the Energy sector made the most significant contribution to performance on an absolute basis. The Fund's equity holdings in this sector were up about 25%, compared to up 16% for the S&P 500® sector.  Nabors Industries (up 24%) and Encana (up 54%) were the Fund's overall top contributors, respectively, while Devon Energy (up 14%) was also a strong performer. The Fund no longer owns Devon Energy or its equity holding in Nabors Industries.

When compared with the S&P 500®, returns from holdings in the Materials sector contributed to performance the most. The Fund's Materials equity holdings were up about 32%, compared to up 7% for the S&P 500® sector. The equity holdings Freeport-McMoRan (up 65%) and Allegheny Technologies (up 22%), along with an Allegheny Technologies bond, were key contributors. The Fund no longer owns Freeport-McMoRan or the Allegheny Technologies equity holding.

Another contributor to performance came from the Fund's equity holdings in the Industrials sector, which were up about 8%, compared to up 6% for the S&P 500® sector. Waste Connections (up 17%) and Quanta Services (up 15%) were strong performers, but are no longer held in the Fund.

Additional contributors included School Specialty (up 34%) from the Consumer Discretionary sector and Universal Health Services (up 10%) from the Health Care sector. The Fund no longer owns Universal Health Services.

Davis Appreciation & Income Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, depositary receipts risk, convertible securities risk, preferred stock risk, bonds and other debt securities risk, interest rate risk, extension and prepayment risk, credit risk, changes in debt rating risk, variable current income risk, high-yield, high-risk debt securities risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2016, unless otherwise noted.
[1]	The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
 Standard & Poor's 500® Index over 10 years for an investment made on June 30, 2006

Average Annual Total Return for periods ended June 30, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(9.18)%	3.47%	3.79%	7.79%	05/01/92	0.87%	0.85%
Class A - with sales charge	(13.49)%	2.47%	3.28%	7.58%	05/01/92	0.87%	0.85%
Class B†, **	(13.81)%	2.07%	3.14%	7.30%	02/03/95	2.06%	2.04%
Class C**	(10.86)%	2.61%	2.94%	4.15%	08/12/97	1.75%	1.73%
Class Y	(9.05)%	3.64%	4.01%	6.39%	11/13/96	0.70%	0.68%
S&P 500® Index***	3.99%	12.10%	7.42%	9.15%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Appreciation & Income Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview
Davis Real Estate Fund outperformed the Wilshire U.S. Real Estate Securities Index ("Wilshire Index") for the six-month period ended June 30, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 13.76%, versus an 11.60% return for the Wilshire Index. The sub-industries1 within the Wilshire Index that reported the strongest performance were Industrial REITs (up 21%), Specialized REITs (up 18%), and Health Care REITs (up 16%). Only one sub-industry within the Wilshire Index reported negative performance figures, Real Estate Operating Companies (down 10%). The second- and third-weakest performing sub-industries were Hotel & Resort REITs (up 3%) and Hotels, Resorts & Cruise Lines (up 5%).

Contributors to Performance
The Fund's holdings in the Specialized REITs sub-industry made the most significant contribution to performance2, both on an absolute basis and when compared to the Wilshire Index. The Fund's Specialized REITs holdings were up about 30%, compared to up 18% for the Wilshire Index. The Fund suffered from an underweight position (13%, versus 16% for the Wilshire Index) in this strong performing sub-industry. CyrusOne3 (up 51%) was the Fund's overall top contributor. CorEnergy (up 38%) and DuPont Fabros Technology (up 53%) were also key contributors.

Returns from holdings in the Industrial REITs sub-industry helped performance. The Fund's Industrial REITs holdings were up about 23%, compared to up 21% for the Wilshire Index. The Fund benefited from an overweight position (12%, versus 5% for the Wilshire Index) in the strongest performing sub-industry for the period. EastGroup Properties (up 26%), First Industrial Realty Trust (up 28%), Terreno Realty (up 15%), and DCT Industrial (up 30%) were strong performers.

Another contributor to performance came from the Fund's Retail REITs holdings, which were up about 12%, compared to up 13% for the Wilshire Index. Simon Property Group (up 13%), the Fund's largest holding, and Retail Opportunity Investments (up 23%) were key contributors.

Detractors from Performance
The Fund's holdings in the Consumer Services industry group, which includes the Hotels, Resorts & Cruise Lines sub-industry, were the most significant detractor from performance on an absolute basis. The Fund's Hotels, Resorts & Cruise Lines holdings were down about 10%, compared to up 5% for the Wilshire Index. Hyatt Hotels (down 12%), Starwood Hotels & Resorts (down 8%), and Extended Stay America (down 8%) were leading detractors. The Fund no longer owns Hyatt Hotels, Starwood Hotels & Resorts, or Extended Stay America.

When compared to the Wilshire Index, the Fund's holdings in Health Care REITs hindered performance the most. The Fund's Health Care REITs holdings were up about 19%, compared to up 16% for the Wilshire Index. The Fund suffered from a significant underweight position (2%, versus 12% for the Wilshire Index) in this strong performing sub-industry.

The Fund's overall top detractor was Brixmor Property Group (down 13%), from the Retail REITs sub-industry, which also included Macerich (down 6%) as a key detractor. The Fund no longer owns Brixmor Property Group or Macerich.  The second overall top detractor came from the Office REITs sub-industry, Vornado Realty Trust (up 2%). Although Vornado Realty Trust had a positive return during the period, the holding detracted from performance on account of stock sales at prices significantly lower than the period end price.

Additional detractors included American Residential Properties (down 10%), Equity Residential (down 4%), and UDR (down 5%), all from the Residential REITs sub-industry; and Prologis (down 9%) from the Industrial REITs sub-industry. The Fund no longer owns American Residential Properties, UDR, or Prologis.

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, real estate risk, focused portfolio risk, variable current income risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2016, unless otherwise noted. Return figures for underlying fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2016, unless otherwise noted.
[1]	The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor's 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on June 30, 2006

Average Annual Total Return for periods ended June 30, 2016

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	22.19%	11.08%	4.76%	10.19%	01/03/94	0.93%	0.91%
Class A - with sales charge	16.39%	10.00%	4.25%	9.96%	01/03/94	0.93%	0.91%
Class B†, **	16.86%	9.58%	4.03%	10.01%	12/27/94	2.01%	1.99%
Class C**	20.12%	10.12%	3.90%	7.47%	08/13/97	1.82%	1.80%
Class Y	22.46%	11.33%	5.06%	9.66%	11/08/96	0.73%	0.70%
S&P 500® Index***	3.99%	12.10%	7.42%	9.04%
Wilshire U.S. Real Estate Securities Index***	23.55%	12.61%	7.01%	11.07%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data for Davis Real Estate Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	June 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/16 Net Assets)		(% of 06/30/16 Stock Holdings)

			Fund	Russell 3000®
Common Stock (U.S.)	74.60%	Information Technology	22.68%	19.21%
Common Stock (Foreign)	14.06%	Retailing	17.39%	5.09%
Preferred Stock (Foreign)	5.76%	Energy	15.63%	6.76%
Short-Term Investments	7.06%	Capital Goods	12.03%	7.53%
Other Assets & Liabilities	(1.48)%	Health Care	6.58%	14.18%
	100.00%	Diversified Financials	5.99%	4.32%
		Media	4.40%	3.00%
		Insurance	4.23%	2.82%
		Banks	3.24%	5.55%
		Transportation	2.32%	1.95%
		Automobiles & Components	1.93%	0.98%
		Materials	1.66%	3.31%
		Commercial & Professional Services	1.22%	1.05%
		Other	0.70%	24.25%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/16 Net Assets)

Amazon.com, Inc.	Retailing	6.65%
Alphabet, Inc. *	Internet Software & Services	6.03%
United Technologies Corp.	Capital Goods	3.95%
Apache Corp.	Energy	3.83%
Quotient Technology Inc.	Internet Software & Services	3.66%
Encana Corp.	Energy	3.43%
Didi Chuxing Joint Co., Series A, Pfd.	Retailing	3.10%
Eaton Corp. PLC	Capital Goods	2.92%
Occidental Petroleum Corp.	Energy	2.92%
UnitedHealth Group Inc.	Health Care Equipment & Services	2.80%

* Alphabet, Inc. holding includes Class A and Class C.

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	June 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/16 Net Assets)		(% of 06/30/16 Fixed Income)

Fixed Income	102.38%	Collateralized Mortgage Obligations	68.13%
Short-Term Investments	2.55%	Fannie Mae Mortgage Pools	21.36%
Other Assets & Liabilities	(4.93)%	Freddie Mac Mortgage Pools	10.46%
	100.00%	Other Agencies	0.05%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund's 06/30/16 Net Assets)

Fannie Mae, 3.65%, 01/01/18, Pool No. 467153	Fannie Mae Mortgage Pools	7.76%
Ginnie Mae, 2.00%, 07/20/62	Collateralized Mortgage Obligations	7.69%
Fannie Mae, 3.74%, 05/01/18, Pool No. 467626	Fannie Mae Mortgage Pools	6.90%
Ginnie Mae, 1.45%, 10/16/40	Collateralized Mortgage Obligations	6.39%
Fannie Mae, 2.50%, 11/01/22, Pool No. AQ4765	Fannie Mae Mortgage Pools	6.03%
Freddie Mac, 3.00%, 03/15/43	Collateralized Mortgage Obligations	5.21%
Freddie Mac, 3.00%, 10/01/24, Pool No. J29659	Freddie Mac Mortgage Pools	5.15%
Freddie Mac, 2.00%, 06/15/28	Collateralized Mortgage Obligations	5.11%
Ginnie Mae, 7.0782%, 06/20/31	Collateralized Mortgage Obligations	5.04%
Freddie Mac, 4.00%, 12/15/39	Collateralized Mortgage Obligations	4.89%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	June 30, 2016 (Unaudited)

Portfolio Composition		Maturity Diversification
(% of Fund's 06/30/16 Net Assets)		(% of 06/30/16 Portfolio Holdings)

Federal Home Loan Bank	39.12%	0-30 Days	91.58%
Repurchase Agreements	34.46%	31-90 Days	4.49%
Federal Farm Credit Bank	15.48%	91-180 Days	0.98%
Fannie Mae	4.21%	181-397 Days	2.95%
Other Agencies	1.42%		100.00%
Freddie Mac	0.93%
Other Assets & Liabilities	4.38%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities' variable rates. See the Fund's Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	June 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/16 Net Assets)		(% of 06/30/16 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	86.63%	Diversified Financials	44.20%	4.63%
Common Stock (Foreign)	9.68%	Insurance	26.97%	2.67%
Short-Term Investments	3.57%	Banks	25.97%	5.22%
Other Assets & Liabilities	0.12%	Information Technology	2.83%	19.77%
	100.00%	Capital Goods	0.03%	7.43%
		Health Care	–	14.69%
		Energy	–	7.40%
		Food, Beverage & Tobacco	–	6.06%
		Retailing	–	5.52%
		Utilities	–	3.59%
		Other	–	23.02%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/16 Net Assets)

Markel Corp.	Property & Casualty Insurance	7.25%
Wells Fargo & Co.	Banks	6.58%
Chubb Ltd.	Property & Casualty Insurance	5.65%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	5.41%
Bank of New York Mellon Corp.	Capital Markets	5.25%
Visa Inc., Class A	Diversified Financial Services	5.10%
American Express Co.	Consumer Finance	5.06%
JPMorgan Chase & Co.	Banks	5.03%
U.S. Bancorp	Banks	4.50%
Goldman Sachs Group, Inc.	Capital Markets	3.97%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	June 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/16 Net Assets)		(% of 06/30/16 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	50.89%	Information Technology	29.50%	19.77%
Common Stock (Foreign)	0.80%	Diversified Financials	14.10%	4.63%
Convertible Bonds (U.S.)	15.02%	Banks	13.49%	5.22%
Convertible Bonds (Foreign)	2.69%	Energy	10.13%	7.40%
Corporate Bonds (U.S.)	4.69%	Materials	9.71%	2.88%
Corporate Bonds (Foreign)	0.31%	Health Care	5.14%	14.69%
Convertible Preferred Stock	2.66%	Utilities	3.46%	3.59%
Short-Term Investments	27.42%	Retailing	3.29%	5.52%
Other Assets & Liabilities	(4.48)%	Consumer Services	3.29%	1.75%
	100.00%	Capital Goods	3.23%	7.43%
		Insurance	2.72%	2.67%
		Commercial & Professional Services	1.06%	0.74%
		Real Estate	0.88%	3.23%
		Other	–	20.48%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/16 Net Assets)

Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	Semiconductors & Semiconductor Equipment	6.59%
Berkshire Hathaway Inc., Class B	Diversified Financial Services	4.55%
American Express Co.	Consumer Finance	3.94%
salesforce.com, inc., Conv. Sr. Notes, 0.25%, 04/01/18	Software & Services	3.63%
Occidental Petroleum Corp.	Energy	3.46%
U.S. Bancorp	Banks	3.43%
RTI International Metals, Inc., Conv. Sr. Notes, 1.625%, 10/15/19	Materials	2.91%
Wells Fargo & Co.	Banks	2.77%
NXP Semiconductor N.V., Conv. Sr. Notes, 1.00%, 12/01/19	Semiconductors & Semiconductor Equipment	2.69%
AES Trust III, 6.75%, Conv. Pfd.	Utilities	2.66%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	June 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/16 Net Assets)		(% of 06/30/16 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock (U.S.)	94.56%	Retail REITs	26.85%	24.01%
Common Stock (Foreign)	2.38%	Residential REITs	20.99%	17.71%
Preferred Stock	1.81%	Specialized REITs	16.45%	16.22%
Short-Term Investments	1.14%	Industrial REITs	12.71%	6.42%
Other Assets & Liabilities	0.11%	Office REITs	10.04%	14.37%
	100.00%	Diversified REITs	4.35%	3.33%
		Diversified Real Estate Activities	2.91%	–
		Information Technology	2.41%	–
		Health Care REITs	2.24%	12.20%
		Hotel & Resort REITs	1.05%	5.51%
		Hotels, Resorts & Cruise Lines	–	0.23%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/16 Net Assets)

Simon Property Group, Inc.	Retail REITs	7.46%
Boston Properties, Inc.	Office REITs	5.36%
Terreno Realty Corp.	Industrial REITs	3.98%
American Campus Communities, Inc.	Residential REITs	3.53%
Public Storage	Specialized REITs	3.30%
CyrusOne Inc.	Specialized REITs	3.30%
First Industrial Realty Trust, Inc.	Industrial REITs	3.15%
AvalonBay Communities, Inc.	Residential REITs	3.13%
Acadia Realty Trust	Retail REITs	3.06%
Kite Realty Group Trust	Retail REITs	2.97%

DAVIS SERIES, INC.	Expense Example (Unaudited)

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended June 30, 2016.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.	Expense Example (Unaudited) – (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/16)	(06/30/16)	(01/01/16-06/30/16)

Davis Opportunity Fund
Class A (annualized expense ratio 0.94%**)
Actual	$1,000.00	$1,040.80	$4.77
Hypothetical	$1,000.00	$1,020.19	$4.72
Class B (annualized expense ratio 2.04%**)
Actual	$1,000.00	$1,034.77	$10.32
Hypothetical	$1,000.00	$1,014.72	$10.22
Class C (annualized expense ratio 1.74%**)
Actual	$1,000.00	$1,036.83	$8.81
Hypothetical	$1,000.00	$1,016.21	$8.72
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,042.29	$3.55
Hypothetical	$1,000.00	$1,021.38	$3.52

Davis Government Bond Fund
Class A (annualized expense ratio 0.90%**)
Actual	$1,000.00	$1,009.48	$4.50
Hypothetical	$1,000.00	$1,020.39	$4.52
Class B (annualized expense ratio 1.91%**)
Actual	$1,000.00	$1,003.72	$9.52
Hypothetical	$1,000.00	$1,015.37	$9.57
Class C (annualized expense ratio 1.68%**)
Actual	$1,000.00	$1,005.56	$8.38
Hypothetical	$1,000.00	$1,016.51	$8.42
Class Y (annualized expense ratio 0.55%**)
Actual	$1,000.00	$1,011.28	$2.75
Hypothetical	$1,000.00	$1,022.13	$2.77

Davis Government Money Market Fund
Class A, B, C, and Y (annualized expense ratio 0.30%**)
Actual	$1,000.00	$1,000.57	$1.49
Hypothetical	$1,000.00	$1,023.37	$1.51

Davis Financial Fund
Class A (annualized expense ratio 0.88%**)
Actual	$1,000.00	$974.61	$4.32
Hypothetical	$1,000.00	$1,020.49	$4.42
Class B (annualized expense ratio 2.05%**)
Actual	$1,000.00	$968.85	$10.04
Hypothetical	$1,000.00	$1,014.67	$10.27
Class C (annualized expense ratio 1.74%**)
Actual	$1,000.00	$970.20	$8.52
Hypothetical	$1,000.00	$1,016.21	$8.72
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$975.32	$3.49
Hypothetical	$1,000.00	$1,021.33	$3.57

DAVIS SERIES, INC.	Expense Example (Unaudited) – (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/16)	(06/30/16)	(01/01/16-06/30/16)

Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.85%**)
Actual	$1,000.00	$1,022.91	$4.28
Hypothetical	$1,000.00	$1,020.64	$4.27
Class B (annualized expense ratio 2.04%**)
Actual	$1,000.00	$1,017.10	$10.23
Hypothetical	$1,000.00	$1,014.72	$10.22
Class C (annualized expense ratio 1.73%**)
Actual	$1,000.00	$1,018.62	$8.68
Hypothetical	$1,000.00	$1,016.26	$8.67
Class Y (annualized expense ratio 0.68%**)
Actual	$1,000.00	$1,023.59	$3.42
Hypothetical	$1,000.00	$1,021.48	$3.42

Davis Real Estate Fund
Class A (annualized expense ratio 0.91%**)
Actual	$1,000.00	$1,137.61	$4.84
Hypothetical	$1,000.00	$1,020.34	$4.57
Class B (annualized expense ratio 1.99%**)
Actual	$1,000.00	$1,131.70	$10.55
Hypothetical	$1,000.00	$1,014.97	$9.97
Class C (annualized expense ratio 1.80%**)
Actual	$1,000.00	$1,132.51	$9.54
Hypothetical	$1,000.00	$1,015.91	$9.02
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,138.78	$3.72
Hypothetical	$1,000.00	$1,021.38	$3.52

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	June 30, 2016 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (88.66%)
CONSUMER DISCRETIONARY – (17.31%)
Automobiles & Components – (1.83%)
Johnson Controls, Inc.	211,380	$9,355,679
Consumer Durables & Apparel – (0.66%)
Hunter Douglas N.V. (Netherlands)	71,580	3,380,237
Media – (4.16%)
Cable One, Inc.	14,045	7,182,753
Liberty Global PLC, LiLAC Class C *	60,294	1,958,971
Liberty Global PLC, Series C *	424,670	12,166,796
		21,308,520
Retailing – (10.66%)
Advance Auto Parts, Inc.	30,775	4,974,163
Amazon.com, Inc. *	47,595	34,059,934
JD.com Inc., Class A, ADR (China)*	260,820	5,537,209
Jumei International Holding Ltd., Class A, ADR (China)*	40,250	166,232
Liberty Interactive Corp., Liberty Ventures, Series A *	203,230	7,533,736
Vipshop Holdings Ltd., Class A, ADR (China)*	214,140	2,391,944
		54,663,218
	Total Consumer Discretionary	88,707,654
ENERGY – (14.76%)
Apache Corp.	352,620	19,630,356
Cabot Oil & Gas Corp.	492,400	12,674,376
Encana Corp. (Canada)	2,258,690	17,595,195
EQT Corp.	139,300	10,785,999
Occidental Petroleum Corp.	197,740	14,941,234
	Total Energy	75,627,160
FINANCIALS – (12.71%)
Banks – (3.06%)
JPMorgan Chase & Co.	163,220	10,142,491
Standard Chartered PLC (United Kingdom)*	181,122	1,374,167
Wells Fargo & Co.	87,870	4,158,887
		15,675,545
Diversified Financials – (5.66%)
Capital Markets – (1.57%)
Charles Schwab Corp.	318,720	8,066,803
Consumer Finance – (0.15%)
LendingClub Corp. *	174,890	752,027
Diversified Financial Services – (3.94%)
Berkshire Hathaway Inc., Class B *	96,550	13,979,475
Visa Inc., Class A	83,670	6,205,804
		20,185,279
		29,004,109
Insurance – (3.99%)
Multi-line Insurance – (1.65%)
Sul America S.A. (Brazil)	1,736,020	8,452,309
Property & Casualty Insurance – (2.34%)
Markel Corp. *	12,635	12,038,375
		20,490,684
	Total Financials	65,170,338

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	June 30, 2016 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (6.21%)
Health Care Equipment & Services – (4.94%)
Express Scripts Holding Co. *	56,540	$4,285,732
Quest Diagnostics Inc.	82,545	6,719,989
UnitedHealth Group Inc.	101,555	14,339,566
		25,345,287
Pharmaceuticals, Biotechnology & Life Sciences – (1.27%)
Valeant Pharmaceuticals International, Inc. (Canada)*	321,960	6,484,274
	Total Health Care	31,829,561
INDUSTRIALS – (14.70%)
Capital Goods – (11.36%)
Eaton Corp. PLC	250,490	14,961,768
KBR, Inc.	105,300	1,394,172
PACCAR Inc.	112,000	5,809,440
Safran S.A. (France)	102,250	6,885,694
United Technologies Corp.	197,425	20,245,934
WESCO International, Inc. *	172,795	8,897,214
		58,194,222
Commercial & Professional Services – (1.15%)
Tyco International PLC	138,460	5,898,396
Transportation – (2.19%)
CAR Inc. (China)*	2,035,000	1,989,628
Wesco Aircraft Holdings, Inc. *	688,645	9,241,616
		11,231,244
	Total Industrials	75,323,862
INFORMATION TECHNOLOGY – (21.41%)
Semiconductors & Semiconductor Equipment – (2.60%)
Applied Materials, Inc.	248,300	5,951,751
Texas Instruments Inc.	118,160	7,402,724
		13,354,475
Software & Services – (18.81%)
Internet Software & Services – (15.46%)
Alphabet, Inc., Class A *	19,728	13,879,240
Alphabet, Inc., Class C *	24,603	17,027,736
Angie's List Inc. *	994,255	6,472,600
Facebook Inc., Class A *	80,910	9,246,395
Quotient Technology Inc. *	1,398,240	18,750,399
SouFun Holdings Ltd., Class A, ADR (China)*	1,263,210	6,353,946
YY Inc., Class A, ADR (China)*	221,420	7,499,495
		79,229,811
Software – (3.35%)
Activision Blizzard, Inc.	141,327	5,600,789
ASAC II L.P. *(a)	116,129	106,955
Microsoft Corp.	96,810	4,953,768
Oracle Corp.	63,000	2,578,590
SAP SE, ADR (Germany)	52,410	3,931,798
		17,171,900
		96,401,711
	Total Information Technology	109,756,186

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	June 30, 2016 (Unaudited)

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (1.56%)
	Monsanto Co.	77,460	$8,010,138
		Total Materials	8,010,138
	TOTAL COMMON STOCK – (Identified cost $403,301,643)		454,424,899
PREFERRED STOCK – (5.76%)
CONSUMER DISCRETIONARY – (5.76%)
Retailing – (5.76%)
	Didi Chuxing Joint Co., Series A (China)*(a)	416,153	15,908,323
	Internet Plus Holdings Ltd., Series A-10 (China)*(a)	3,745,277	13,585,992
		Total Consumer Discretionary	29,494,315
	TOTAL PREFERRED STOCK – (Identified cost $23,129,375)		29,494,315
SHORT-TERM INVESTMENTS – (7.06%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.43%, 07/01/16, dated 06/30/16, repurchase value of $4,790,057 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.4732%-9.50%, 07/31/16-05/15/46, total market value $4,885,800)	$4,790,000	4,790,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.52%, 07/01/16, dated 06/30/16, repurchase value of $3,865,056 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 05/01/31-06/01/46, total market value $3,942,300)	3,865,000	3,865,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.42%, 07/01/16, dated 06/30/16, repurchase value of $19,162,224 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-9.50%, 02/15/25-05/20/66, total market value $19,545,240)	19,162,000	19,162,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.67%, 07/01/16, dated 06/30/16, repurchase value of $8,383,156 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-6.00%, 09/01/19-06/01/46, total market value $8,550,660)	8,383,000	8,383,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $36,200,000)		36,200,000
	Total Investments – (101.48%) – (Identified cost $462,631,018) – (b)		520,119,214
	Liabilities Less Other Assets – (1.48%)		(7,570,567)
	Net Assets – (100.00%)		$512,548,647

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	June 30, 2016 (Unaudited)

(b)	Aggregate cost for federal income tax purposes is $466,148,947. At June 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$100,362,538
	Unrealized depreciation	(46,392,271)
	Net unrealized appreciation	$53,970,267

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	June 30, 2016 (Unaudited)

	Principal	Value (Note 1)
MORTGAGES – (102.34%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (69.76%)
Fannie Mae, 4.00%, 02/25/19	$221,135	$225,966
Fannie Mae, 3.50%, 10/25/20	572,103	587,284
Fannie Mae, 0.8033%, 07/25/37 (a)	168,249	167,981
Freddie Mac, 4.50%, 07/15/18	120,113	122,944
Freddie Mac, 4.00%, 01/15/26	737,899	775,386
Freddie Mac, 4.00%, 01/15/28	112,665	113,096
Freddie Mac, 2.00%, 06/15/28	2,249,436	2,286,532
Freddie Mac, 4.00%, 04/15/29	1,444,150	1,525,956
Freddie Mac, 4.00%, 03/15/37	506,445	511,564
Freddie Mac, 4.00%, 12/15/39	2,032,529	2,186,109
Freddie Mac, 2.00%, 11/15/40	2,002,327	2,025,973
Freddie Mac, 3.00%, 03/15/43	2,258,010	2,329,881
Freddie Mac Multifamily Structured Pass-Through, 2.699%, 05/25/18	1,635,113	1,673,915
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	2,000,000	2,174,320
Freddie Mac Multifamily Structured Pass-Through, 2.566%, 09/25/20	2,000,000	2,076,540
Freddie Mac Multifamily Structured Pass-Through, 1.891%, 12/25/20	429,771	435,629
Ginnie Mae, 7.0782%, 06/20/31	2,000,000	2,255,000
Ginnie Mae, 3.00%, 09/16/34	1,500,000	1,529,145
Ginnie Mae, 3.50%, 07/20/36	255,645	258,392
Ginnie Mae, 3.00%, 12/20/37	350,166	360,915
Ginnie Mae, 4.00%, 11/20/38	358,414	372,770
Ginnie Mae, 3.50%, 08/20/39	692,628	714,005
Ginnie Mae, 4.00%, 09/20/39	173,770	187,845
Ginnie Mae, 1.45%, 10/16/40	2,866,293	2,856,892
Ginnie Mae, 2.00%, 07/20/62	3,418,697	3,437,564
	Total Collateralized Mortgage Obligations	31,191,604
FANNIE MAE POOLS – (21.87%)
6.00%, 09/01/17, Pool No. 665776	102,956	105,616
3.65%, 01/01/18, Pool No. 467153	3,353,154	3,471,406
4.50%, 03/01/18, Pool No. AJ0354	212,093	213,013
3.74%, 05/01/18, Pool No. 467626	2,958,539	3,084,988
2.50%, 11/01/22, Pool No. AQ4765	2,582,727	2,696,530
6.50%, 07/01/32, Pool No. 635069	32,733	34,963
6.00%, 09/01/37, Pool No. 888796	149,740	171,582
	Total Fannie Mae Pools	9,778,098
FREDDIE MAC POOLS – (10.71%)
2.50%, 05/01/23, Pool No. G14738	1,645,265	1,720,819
4.00%, 05/01/24, Pool No. J09596	459,907	480,216
3.00%, 10/01/24, Pool No. J29659	2,174,799	2,302,372
3.50%, 01/01/26, Pool No. G18373	269,271	286,918
	Total Freddie Mac Pools	4,790,325
TOTAL MORTGAGES – (Identified cost $45,271,528)		45,760,027

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	June 30, 2016 (Unaudited)

		Principal	Value (Note 1)
OTHER AGENCIES – (0.04%)
	Housing Urban Development, 6.00%, 08/01/20	$20,000	$20,317
		TOTAL OTHER AGENCIES – (Identified cost $20,000)	20,317
SHORT-TERM INVESTMENTS – (2.55%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.43%, 07/01/16, dated 06/30/16, repurchase value of $151,002 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.4732%-9.50%, 07/31/16-05/15/46, total market value $154,020)	151,000	151,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.52%, 07/01/16, dated 06/30/16, repurchase value of $122,002 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 05/01/31-06/01/46, total market value $124,440)	122,000	122,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.42%, 07/01/16, dated 06/30/16, repurchase value of $604,007 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.365%-4.50%, 06/01/31-03/01/46, total market value $616,080)	604,000	604,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.67%, 07/01/16, dated 06/30/16, repurchase value of $264,005 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.50%, 07/01/25-06/01/46, total market value $269,280)	264,000	264,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,141,000)	1,141,000
	Total Investments – (104.93%) – (Identified cost $46,432,528) – (b)		46,921,344
	Liabilities Less Other Assets – (4.93%)		(2,205,795)
		Net Assets – (100.00%)	$44,715,549

(a)
The interest rates on floating rate securities, shown as of June 30, 2016, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Aggregate cost for federal income tax purposes is $46,432,528. At June 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$514,177
	Unrealized depreciation		(25,361)
		Net unrealized appreciation	$488,816

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	June 30, 2016 (Unaudited)

	Principal	Value (Note 1)
FANNIE MAE – (4.21%)
1.57%, 07/09/16	$4,600,000	$4,600,975
0.4621%, 08/15/16 (a)	1,300,000	1,299,967
0.5249%, 10/21/16 (a)	1,100,000	1,099,956
1.375%, 11/15/16	2,000,000	2,005,491
TOTAL FANNIE MAE – (Identified cost $9,006,389)		9,006,389
FEDERAL FARM CREDIT BANK – (15.48%)
0.75%, 07/19/16	2,500,000	2,500,307
0.4733%, 08/26/16 (a)	1,250,000	1,250,098
0.4771%, 09/12/16 (a)	870,000	869,872
0.4281%, 09/22/16 (a)	3,000,000	2,999,983
0.4333%, 09/27/16 (a)	1,200,000	1,200,122
0.4896%, 10/03/16 (a)	2,000,000	2,000,000
0.4671%, 10/11/16 (a)	5,000,000	4,999,805
0.4331%, 12/19/16 (a)	2,000,000	1,999,580
0.4793%, 12/28/16 (a)	2,000,000	1,999,908
0.4731%, 02/06/17 (a)	2,000,000	1,999,038
0.5083%, 02/27/17 (a)	5,335,000	5,334,046
0.4433%, 05/25/17 (a)	5,000,000	4,999,420
0.90%, 07/03/17	1,000,000	1,002,929
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $33,155,108)		33,155,108
FEDERAL HOME LOAN BANK – (39.12%)
Discount Note, 0.3201%, 07/25/16 (b)	25,000,000	24,994,667
0.25%, 07/13/16	4,995,000	4,994,696
0.393%, 07/22/16 (a)	10,000,000	10,000,072
0.54%, 07/29/16	1,000,000	1,000,025
0.393%, 08/18/16 (a)	5,000,000	4,999,967
0.483%, 08/26/16 (a)	5,000,000	5,000,000
0.50%, 09/21/16	1,000,000	999,892
0.482%, 09/26/16 (a)	2,000,000	2,000,451
0.50%, 09/28/16	3,200,000	3,200,486
0.455%, 11/03/16 (a)	2,000,000	2,000,000
0.543%, 01/17/17 (a)	1,500,000	1,500,333
0.443%, 01/27/17 (a)	10,000,000	10,000,040
0.465%, 03/10/17 (a)	5,000,000	5,000,000
0.446%, 03/17/17 (a)	1,975,000	1,974,427
0.463%, 04/21/17 (a)	1,100,000	1,099,871
0.481%, 05/16/17 (a)	5,000,000	4,999,198
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $83,764,125)		83,764,125
FREDDIE MAC – (0.93%)
0.50%, 01/27/17	2,000,000	1,998,730
TOTAL FREDDIE MAC – (Identified cost $1,998,730)		1,998,730

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	June 30, 2016 (Unaudited)

		Principal	Value (Note 1)
OTHER AGENCIES – (1.42%)
	NCUA Guaranteed Notes, 2.35%, 06/12/17	$3,000,000	$3,044,115
	TOTAL OTHER AGENCIES – (Identified cost $3,044,115)		3,044,115
REPURCHASE AGREEMENTS – (34.46%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.43%, 07/01/16, dated 06/30/16, repurchase value of $9,763,117 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.4732%-9.50%, 07/31/16-05/15/46, total market value $9,958,260)	9,763,000	9,763,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.52%, 07/01/16, dated 06/30/16, repurchase value of $7,877,114 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 05/01/31-06/01/46, total market value $8,034,540)	7,877,000	7,877,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.42%, 07/01/16, dated 06/30/16, repurchase value of $39,052,456 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.381%-7.50%, 04/01/32-12/20/65, total market value $39,833,040)	39,052,000	39,052,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.67%, 07/01/16, dated 06/30/16, repurchase value of $17,085,318 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.50%, 04/01/21-06/01/46, total market value $17,426,700)	17,085,000	17,085,000
	TOTAL REPURCHASE AGREEMENTS – (Identified cost $73,777,000)		73,777,000
	Total Investments – (95.62%) – (Identified cost $204,745,467) – (c)		204,745,467
	Other Assets Less Liabilities – (4.38%)		9,370,493
		Net Assets – (100.00%)	$214,115,960

(a)
The interest rates on floating rate securities, shown as of June 30, 2016, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

(c)	Aggregate cost for federal income tax purposes is $204,745,467.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	June 30, 2016 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (96.31%)
FINANCIALS – (93.56%)
Banks – (25.02%)
Citizens Financial Group Inc.	1,009,076	$20,161,338
DBS Group Holdings Ltd. (Singapore)	1,153,045	13,595,456
ICICI Bank Ltd., ADR (India)	522,720	3,753,130
JPMorgan Chase & Co.	614,376	38,177,325
PNC Financial Services Group, Inc.	211,327	17,199,904
Standard Chartered PLC (United Kingdom)*	1,682,770	12,767,124
U.S. Bancorp	846,518	34,140,071
Wells Fargo & Co.	1,054,321	49,901,013
		189,695,361
Diversified Financials – (42.57%)
Capital Markets – (18.25%)
Bank of New York Mellon Corp.	1,025,170	39,827,854
Brookfield Asset Management Inc., Class A (Canada)	533,467	17,641,754
Charles Schwab Corp.	648,754	16,419,964
Goldman Sachs Group, Inc.	202,514	30,089,530
Julius Baer Group Ltd. (Switzerland)	418,884	16,859,367
State Street Corp.	325,580	17,555,273
		138,393,742
Consumer Finance – (8.86%)
American Express Co.	632,126	38,407,976
Capital One Financial Corp.	453,149	28,779,493
		67,187,469
Diversified Financial Services – (15.46%)
Berkshire Hathaway Inc., Class A *	189	41,008,275
Cielo S.A. (Brazil)	816,663	8,608,227
Moody's Corp.	147,842	13,854,274
S&P Global Inc.	141,056	15,129,667
Visa Inc., Class A	521,399	38,672,164
		117,272,607
		322,853,818
Insurance – (25.97%)
Insurance Brokers – (3.65%)
Marsh & McLennan Cos, Inc.	404,896	27,719,180
Multi-line Insurance – (5.58%)
American International Group, Inc.	266,151	14,076,726
Loews Corp.	687,108	28,233,268
		42,309,994
Property & Casualty Insurance – (12.90%)
Chubb Ltd.	327,614	42,822,426
Markel Corp. *	57,716	54,990,650
		97,813,076
Reinsurance – (3.84%)
Everest Re Group, Ltd.	159,356	29,109,561
		196,951,811
	Total Financials	709,500,990

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	June 30, 2016 (Unaudited)

		Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (0.03%)
Capital Goods – (0.03%)
	Brookfield Business Partners L.P. (Canada)*	10,669	$203,671
		Total Industrials	203,671
INFORMATION TECHNOLOGY – (2.72%)
Software & Services – (2.72%)
	Alphabet, Inc., Class A *	14,776	10,395,359
	Alphabet, Inc., Class C *	14,816	10,254,154
		Total Information Technology	20,649,513
	TOTAL COMMON STOCK – (Identified cost $515,951,145)		730,354,174
SHORT-TERM INVESTMENTS – (3.57%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.43%, 07/01/16, dated 06/30/16, repurchase value of $3,588,043 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.4732%-9.50%, 07/31/16-05/15/46, total market value $3,659,760)	$3,588,000	3,588,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.52%, 07/01/16, dated 06/30/16, repurchase value of $2,895,042 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 05/01/31-06/01/46, total market value $2,952,900)	2,895,000	2,895,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.42%, 07/01/16, dated 06/30/16, repurchase value of $14,353,167 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.365%-7.50%, 05/01/24-06/01/46, total market value $14,640,060)	14,353,000	14,353,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.67%, 07/01/16, dated 06/30/16, repurchase value of $6,279,117 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-3.937%, 07/01/26-06/01/46, total market value $6,404,580)	6,279,000	6,279,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $27,115,000)		27,115,000
	Total Investments – (99.88%) – (Identified cost $543,066,145) – (a)		757,469,174
	Other Assets Less Liabilities – (0.12%)		901,035
	Net Assets – (100.00%)		$758,370,209

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $543,066,145. At June 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$240,008,939
	Unrealized depreciation		(25,605,910)
	Net unrealized appreciation		$214,403,029

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	June 30, 2016 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (51.69%)
CONSUMER DISCRETIONARY – (5.07%)
Consumer Services – (2.53%)
School Specialty, Inc. *(a)	69,205	$7,024,307
Retailing – (2.54%)
Amazon.com, Inc. *	9,827	7,032,398
	Total Consumer Discretionary	14,056,705
ENERGY – (6.48%)
Encana Corp. (Canada)	285,520	2,224,201
EQT Midstream Partners L.P.	76,710	6,159,813
Occidental Petroleum Corp.	127,000	9,596,120
	Total Energy	17,980,134
FINANCIALS – (21.62%)
Banks – (8.66%)
Banks – (8.48%)
Citizens Financial Group Inc.	176,670	3,529,866
JPMorgan Chase & Co.	45,000	2,796,300
U.S. Bancorp	235,790	9,509,411
Wells Fargo & Co.	162,390	7,685,919
		23,521,496
Thrifts & Mortgage Finance – (0.18%)
ADFITECH, Inc. *	266,000	506,730
		24,028,226
Diversified Financials – (10.87%)
Capital Markets – (1.37%)
Bank of New York Mellon Corp.	97,290	3,779,717
Consumer Finance – (4.95%)
American Express Co.	179,840	10,927,078
Capital One Financial Corp.	44,190	2,806,507
		13,733,585
Diversified Financial Services – (4.55%)
Berkshire Hathaway Inc., Class B *	87,160	12,619,896
		30,133,198
Insurance – (2.09%)
Property & Casualty Insurance – (2.09%)
Chubb Ltd.	44,420	5,806,138
	Total Financials	59,967,562
HEALTH CARE – (3.65%)
Health Care Equipment & Services – (3.65%)
Quest Diagnostics Inc.	71,580	5,827,328
UnitedHealth Group Inc.	30,400	4,292,480
	Total Health Care	10,119,808
INDUSTRIALS – (3.31%)
Capital Goods – (2.49%)
United Technologies Corp.	67,330	6,904,692
Commercial & Professional Services – (0.82%)
Tyco International PLC	53,420	2,275,692
	Total Industrials	9,180,384

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	June 30, 2016 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (7.94%)
Semiconductors & Semiconductor Equipment – (2.96%)
Applied Materials, Inc.	167,550	$4,016,174
Texas Instruments Inc.	66,670	4,176,875
		8,193,049
Software & Services – (4.98%)
Alphabet, Inc., Class C *	7,370	5,100,777
Facebook Inc., Class A *	42,190	4,821,473
Microsoft Corp.	76,050	3,891,479
		13,813,729
	Total Information Technology	22,006,778
MATERIALS – (3.62%)
Monsanto Co.	48,090	4,972,987
Praxair, Inc.	45,180	5,077,780
	Total Materials	10,050,767
TOTAL COMMON STOCK – (Identified cost $148,315,716)		143,362,138
CONVERTIBLE PREFERRED STOCK – (2.66%)
UTILITIES – (2.66%)
AES Trust III, 6.75%, Conv. Pfd.	141,417	7,389,038
TOTAL CONVERTIBLE PREFERRED STOCK – (Identified cost $7,169,524)		7,389,038
CONVERTIBLE BONDS – (17.71%)
INFORMATION TECHNOLOGY – (14.80%)
Semiconductors & Semiconductor Equipment – (9.28%)
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	$11,235,000	18,285,019
NXP Semiconductor N.V., Conv. Sr. Notes, 1.00%, 12/01/19 (Netherlands)	6,830,000	7,457,506
		25,742,525
Software & Services – (5.52%)
FireEye, Inc., Series A, Conv. Sr. Notes, 1.00%, 06/01/35	1,950,000	1,778,156
FireEye, Inc., Series B, Conv. Sr. Notes, 1.625%, 06/01/35	3,900,000	3,458,812
salesforce.com, inc., Conv. Sr. Notes, 0.25%, 04/01/18	7,775,000	10,063,766
		15,300,734
	Total Information Technology	41,043,259
MATERIALS – (2.91%)
RTI International Metals, Inc., Conv. Sr. Notes, 1.625%, 10/15/19	7,575,000	8,067,375
	Total Materials	8,067,375
TOTAL CONVERTIBLE BONDS – (Identified cost $42,290,822)		49,110,634
CORPORATE BONDS – (5.00%)
ENERGY – (1.33%)
Nabors Industries Inc., Sr. Notes, 5.00%, 09/15/20	3,900,000	3,673,001
	Total Energy	3,673,001
FINANCIALS – (2.41%)
Banks – (1.73%)
Bank of America Corp., Series Z, Jr. Sub. Deb., 6.50% (b)(c)	975,000	1,039,594

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	June 30, 2016 (Unaudited)

	Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
FINANCIALS – (CONTINUED)
Banks – (Continued)
Citigroup Inc., Series N, Jr. Sub. Deb., 5.80% (b)(c)	$1,950,000	$1,886,625
Citigroup Inc., Series O, Jr. Sub. Deb., 5.875% (b)(c)	1,950,000	1,874,437
		4,800,656
Real Estate – (0.68%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (d)	13,300,000	1,884,171
	Total Financials	6,684,827
HEALTH CARE – (0.31%)
Pharmaceuticals, Biotechnology & Life Sciences – (0.31%)
Valeant Pharmaceuticals International, Inc., Sr. Notes, 6.75%, 08/15/21 (Canada)	1,000,000	857,500
	Total Health Care	857,500
MATERIALS – (0.95%)
Allegheny Technologies, Inc., Sr. Notes, 5.95%, 01/15/21	3,169,000	2,646,115
	Total Materials	2,646,115
TOTAL CORPORATE BONDS – (Identified cost $22,795,202)		13,861,443
SHORT-TERM INVESTMENTS – (27.42%)
COMMERCIAL PAPER – (14.42%)
Anglesea Funding PLC/ Anglesea Funding LLC, 0.42%, 07/05/16	40,000,000	39,998,133
	Total Commercial Paper	39,998,133
REPURCHASE AGREEMENTS – (13.00%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.43%, 07/01/16, dated 06/30/16, repurchase value of $4,773,057 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.4732%-9.50%, 07/31/16-05/15/46, total market value $4,868,460)	4,773,000	4,773,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.52%, 07/01/16, dated 06/30/16, repurchase value of $3,851,056 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 05/01/31-06/01/46, total market value $3,928,020)	3,851,000	3,851,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.42%, 07/01/16, dated 06/30/16, repurchase value of $19,093,223 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 1.875%-8.00%, 01/01/21-06/01/46, total market value $19,474,860)	19,093,000	19,093,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.67%, 07/01/16, dated 06/30/16, repurchase value of $8,353,155 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.50%, 09/01/24-06/01/46, total market value $8,520,060)	8,353,000	8,353,000
	Total Repurchase Agreements	36,070,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $76,068,133)		76,068,133

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	June 30, 2016 (Unaudited)

	Total Investments – (104.48%) – (Identified cost $296,639,397) – (e)				$289,791,386
	Liabilities Less Other Assets – (4.48%)				(12,426,862)
	Net Assets – (100.00%)				$277,364,524

*				Non-Income producing security.

(a)
Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 2016. The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 2016, amounted to $7,024,307. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016	Dividend Income
School Specialty, Inc.	69,205	–	–	69,205	$–

(b)				Security is perpetual in nature with no stated maturity date.

(c)				The interest rates on variable rate securities represent the current rate as of June 30, 2016.

(d)				This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

(e)				Aggregate cost for federal income tax purposes is $296,639,397. At June 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation				$13,302,540
	Unrealized depreciation				(20,150,551)
	Net unrealized depreciation				$(6,848,011)

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	June 30, 2016 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (96.94%)
FINANCIALS – (94.56%)
Real Estate – (94.56%)
Real Estate Investment Trusts (REITs) – (91.69%)
Diversified REITs – (4.30%)
Cousins Properties, Inc.	507,050	$5,273,320
Forest City Realty Trust Inc., Class A	267,090	5,958,778
		11,232,098
Health Care REITs – (2.21%)
Welltower Inc.	76,010	5,789,682
Hotel & Resort REITs – (1.03%)
Host Hotels & Resorts Inc.	166,580	2,700,262
Industrial REITs – (12.55%)
DCT Industrial Trust Inc.	122,267	5,873,706
EastGroup Properties, Inc.	110,810	7,637,025
First Industrial Realty Trust, Inc.	296,240	8,241,397
Rexford Industrial Realty, Inc.	30,220	637,340
Terreno Realty Corp.	401,930	10,397,929
		32,787,397
Office REITs – (9.92%)
Alexandria Real Estate Equities, Inc.	38,953	4,032,415
Boston Properties, Inc.	106,250	14,014,375
Highwoods Properties, Inc.	97,540	5,150,112
Vornado Realty Trust	27,104	2,713,652
		25,910,554
Residential REITs – (20.73%)
American Campus Communities, Inc.	174,390	9,219,999
American Homes 4 Rent, Class A	179,430	3,674,726
Apartment Investment & Management Co., Class A	75,970	3,354,835
AvalonBay Communities, Inc.	45,320	8,175,275
Camden Property Trust	51,450	4,549,209
Education Realty Trust, Inc.	125,146	5,774,237
Equity Residential	88,565	6,100,357
Essex Property Trust, Inc.	28,110	6,411,610
Post Properties, Inc.	113,100	6,904,755
		54,165,003
Retail REITs – (26.21%)
Acadia Realty Trust	225,190	7,998,749
Cedar Realty Trust Inc.	643,240	4,779,273
DDR Corp.	247,790	4,494,911
Federal Realty Investment Trust	22,720	3,761,296
General Growth Properties, Inc.	227,530	6,784,945
Kite Realty Group Trust	276,952	7,762,964
Ramco-Gershenson Properties Trust	320,530	6,285,593
Retail Opportunity Investments Corp.	328,940	7,128,130
Simon Property Group, Inc.	89,810	19,479,789
		68,475,650
Specialized REITs – (14.74%)
CatchMark Timber Trust Inc., Class A	578,480	7,069,026
Crown Castle International Corp.	55,630	5,642,551

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	June 30, 2016 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Investment Trusts (REITs) – (Continued)
Specialized REITs – (Continued)
CyrusOne Inc.	155,100	$8,632,866
DuPont Fabros Technology Inc.	101,760	4,837,670
Extra Space Storage Inc.	40,000	3,701,600
Public Storage	33,780	8,633,830
		38,517,543
		239,578,189
Real Estate Management & Development – (2.87%)
Diversified Real Estate Activities – (2.87%)
Alexander & Baldwin Inc.	207,790	7,509,531
	Total Financials	247,087,720
INFORMATION TECHNOLOGY – (2.38%)
Software & Services – (2.38%)
InterXion Holding N.V. (Netherlands)*	168,350	6,208,748
	Total Information Technology	6,208,748
TOTAL COMMON STOCK – (Identified cost $218,926,914)		253,296,468
PREFERRED STOCK – (1.81%)
FINANCIALS – (1.81%)
Real Estate – (1.81%)
Real Estate Investment Trusts (REITs) – (1.81%)
Retail REITs – (0.31%)
CBL & Associates Properties, Inc., Series D, 7.375%, Cum. Pfd.	24,170	602,558
CBL & Associates Properties, Inc., Series E, 6.625%, Cum. Pfd.	8,430	208,137
		810,695
Specialized REITs – (1.50%)
CorEnergy Infrastructure Trust, Inc., Series A, 7.375%, Cum. Pfd.	167,210	3,922,746
	Total Financials	4,733,441
TOTAL PREFERRED STOCK – (Identified cost $3,340,416)		4,733,441
SHORT-TERM INVESTMENTS – (1.14%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.43%, 07/01/16, dated 06/30/16, repurchase value of $393,005 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.4732%-9.50%, 07/31/16-05/15/46, total market value $400,860)	$393,000	393,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.52%, 07/01/16, dated 06/30/16, repurchase value of $318,005 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 05/01/31-06/01/46, total market value $324,360)	318,000	318,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.42%, 07/01/16, dated 06/30/16, repurchase value of $1,573,018 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.00%, 08/01/25-06/01/46, total market value $1,604,460)	1,573,000	1,573,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	June 30, 2016 (Unaudited)

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.67%, 07/01/16, dated 06/30/16, repurchase value of $688,013 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-3.937%, 01/01/24-06/01/46, total market value $701,760)	$688,000	$688,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,972,000)	2,972,000
		Total Investments – (99.89%) – (Identified cost $225,239,330) – (a)	261,001,909
		Other Assets Less Liabilities – (0.11%)	294,344
		Net Assets – (100.00%)	$261,296,253

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $225,239,929. At June 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

		Unrealized appreciation	$36,591,832
		Unrealized depreciation	(829,852)
		Net unrealized appreciation	$35,761,980

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At June 30, 2016 (Unaudited)

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments):
Unaffiliated companies	$520,119,214	$46,921,344	$204,745,467	$757,469,174	$282,767,079	$261,001,909
Affiliated companies	–	–	–	–	7,024,307	–
Cash	1,843	1,039	7,460	1,400	3,003,477	1,045
Receivables:
Capital stock sold	826,265	63,737	11,593,021	3,029,895	114,183	323,911
Dividends and interest	373,525	116,903	89,744	813,941	679,500	770,732
Prepaid expenses	3,289	385	1,800	4,668	1,930	2,391
Due from Custodian (Note 3)	37,733	30,576	58,059	33,496	30,935	30,820
Total assets	521,361,869	47,133,984	216,495,551	761,352,574	293,621,411	262,130,808
LIABILITIES:
Payables:
Capital stock redeemed	651,428	82,898	207,696	2,183,908	719,533	566,629
Distributions payable	–	11,621	–	–	–	–
Investment securities purchased	7,609,502	2,268,826	1,974,770	–	15,267,913	–
Accrued distribution and service plan fees	174,938	18,604	–	234,682	83,123	78,245
Accrued investment advisory fee	235,798	11,542	91,595	366,072	129,222	116,989
Accrued transfer agent fees	91,424	16,109	33,966	154,867	39,128	48,021
Other accrued expenses	50,132	8,835	71,564	42,836	17,968	24,671
Total liabilities	8,813,222	2,418,435	2,379,591	2,982,365	16,256,887	834,555
NET ASSETS	$512,548,647	$44,715,549	$214,115,960	$758,370,209	$277,364,524	$261,296,253
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$184,179	$82,305	$2,141,160	$201,520	$84,955	$63,925
Additional paid-in capital	454,238,267	49,426,631	211,947,914	473,125,268	319,260,603	228,332,296
Undistributed net investment income (loss)	(524,304)	(7,302)	26,886	4,406,848	688,072	4,739,788
Accumulated net realized gains (losses) from investments and foreign currency transactions	1,167,662	(5,274,901)	–	66,233,544	(35,821,095)	(7,602,335)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	57,482,843	488,816	–	214,403,029	(6,848,011)	35,762,579
Net Assets	$512,548,647	$44,715,549	$214,115,960	$758,370,209	$277,364,524	$261,296,253

*Including:
Cost of unaffiliated companies	$462,631,018	$46,432,528	$204,745,467	$543,066,145	$281,901,213	$225,239,330
Cost of affiliated companies	–	–	–	–	14,738,184	–
Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	–	73,777,000	–	36,070,000	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At June 30, 2016 (Unaudited)

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$263,456,342	$28,732,052		$198,233,998	$435,759,459	$163,602,694	$189,288,638
Shares outstanding	9,221,390	5,291,770		198,233,998	11,350,868	5,017,215	4,640,114
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$28.57	$5.43		$1.00	$38.39	$32.61	$40.79
Maximum offering price per share (100/95.25 of net asset value)†	$29.99	$5.70	$	NA	$40.30	$34.24	$42.82
CLASS B SHARES:
Net assets	$2,094,345	$1,028,447		$5,239,336	$2,025,332	$1,645,588	$1,933,358
Shares outstanding	95,096	190,761		5,239,336	65,769	51,242	48,156
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$22.02	$5.39		$1.00	$30.79	$32.11	$40.15
CLASS C SHARES:
Net assets	$99,124,751	$10,750,149		$5,964,741	$109,024,879	$51,335,723	$25,104,787
Shares outstanding	4,141,917	1,979,607		5,964,741	3,382,251	1,571,992	616,852
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$23.93	$5.43		$1.00	$32.23	$32.66	$40.70
CLASS Y SHARES:
Net assets	$147,873,209	$4,204,901		$4,677,885	$211,560,539	$60,780,519	$44,969,470
Shares outstanding	4,959,539	768,342		4,677,885	5,353,133	1,855,062	1,087,333
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$29.82	$5.47		$1.00	$39.52	$32.76	$41.36

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the six months ended June 30, 2016 (Unaudited)

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$2,270,050	$–	$–	$7,616,025	$1,746,471	$4,623,102
Interest	41,016	445,905	437,056	85,226	924,983	20,968
Net securities lending fees	1,033	–	–	2,176	–	–
Total income	2,312,099	445,905	437,056	7,703,427	2,671,454	4,644,070
Expenses:
Investment advisory fees (Note 3)	1,338,233	80,106	519,850	2,332,796	751,171	657,573
Custodian fees	60,036	16,710	42,043	76,319	30,075	26,978
Transfer agent fees:
Class A	143,826	33,267	77,302	298,118	71,308	98,684
Class B	5,119	2,817	2,204	4,880	3,666	3,388
Class C	59,186	11,495	2,979	72,325	29,044	20,033
Class Y	57,013	4,325	1,704	106,680	16,567	15,352
Audit fees	11,457	9,459	11,456	17,742	12,044	15,687
Legal fees	5,819	606	2,188	9,448	3,131	2,702
Accounting fees (Note 3)	7,002	996	1,500	9,000	4,500	3,252
Reports to shareholders	26,249	4,913	6,975	43,500	13,200	13,500
Directors' fees and expenses	28,503	5,804	13,246	48,515	17,330	15,306
Registration and filing fees	35,000	27,500	32,250	43,500	32,000	30,750
Excise tax expense (Note 1)	–	–	4,144	–	–	–
Miscellaneous	15,511	7,648	5,596	20,084	12,384	10,410
Distribution and service plan fees (Note 3):
Class A	269,414	31,432	–	438,339	111,144	146,443
Class B	11,826	6,564	–	11,099	8,934	9,028
Class C	487,162	56,638	–	524,863	266,694	115,618
Total expenses	2,561,356	300,280	723,437	4,057,208	1,383,192	1,184,704
Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(356,928)	–	–	–
Reimbursement of expenses by Custodian (Note 3)	(33,967)	(27,385)	(51,652)	(29,857)	(27,659)	(27,555)
Net expenses	2,527,389	272,895	314,857	4,027,351	1,355,533	1,157,149
Net investment income (loss)	(215,290)	173,010	122,199	3,676,076	1,315,921	3,486,921
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	(1,254,431)	70,718	–	65,585,647	(18,989,253)	415,192
Foreign currency transactions	(97,006)	–	–	4,408	–	(293)
Net realized gain (loss)	(1,351,437)	70,718	–	65,590,055	(18,989,253)	414,899
Net change in unrealized appreciation (depreciation)	18,360,978	214,049	–	(89,405,492)	21,877,494	27,885,174
Net realized and unrealized gain (loss) on investments and foreign currency transactions	17,009,541	284,767	–	(23,815,437)	2,888,241	28,300,073
Net increase (decrease) in net assets resulting from operations	$16,794,251	$457,777	$122,199	$(20,139,361)	$4,204,162	$31,786,994

*Net of foreign taxes withheld as follows	$35,574	$–	$–	$60,339	$3,557	$7,282

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the six months ended June 30, 2016 (Unaudited)

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(215,290)	$173,010	$122,199	$3,676,076	$1,315,921	$3,486,921
Net realized gain (loss) from investments and foreign currency transactions	(1,351,437)	70,718	–	65,590,055	(18,989,253)	414,899
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	18,360,978	214,049	–	(89,405,492)	21,877,494	27,885,174
Net increase (decrease) in net assets resulting from operations	16,794,251	457,777	122,199	(20,139,361)	4,204,162	31,786,994
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(115,532)	(112,064)	–	(414,283)	(526,882)
Class B	–	–	(3,176)	–	–	(661)
Class C	–	–	(4,669)	–	(28,826)	(21,538)
Class Y	–	(58,544)	(2,290)	–	(174,969)	(137,385)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(14,149,106)	(2,158,031)	(7,456,120)	(161,843,216)	(11,287,339)	(10,356,590)
Class B	(710,144)	(555,990)	(361,926)	(320,078)	(399,700)	(154,365)
Class C	(6,917,870)	(2,509,169)	(4,317,509)	1,996,108	(18,527,890)	(1,737,900)
Class Y	(21,930,924)	(10,028,824)	1,100,588	23,690,262	(1,865,878)	503,123
Total increase (decrease) in net assets	(26,913,793)	(14,968,313)	(11,034,967)	(156,616,285)	(28,494,723)	19,354,796
NET ASSETS:
Beginning of period	539,462,440	59,683,862	225,150,927	914,986,494	305,859,247	241,941,457
End of period*	$512,548,647	$44,715,549	$214,115,960	$758,370,209	$277,364,524	$261,296,253

*Including undistributed net investment income (loss) of	$(524,304)	$(7,302)	$26,886	$4,406,848	$688,072	$4,739,788

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2015

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(367,538)	$182,540	$104,037	$3,937,347	$3,094,107	$2,426,662
Net realized gain from investments and foreign currency transactions	71,762,781	219,428	–	14,330,593	19,202,005	22,542,053
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(44,862,670)	(45,205)	–	(10,042,614)	(57,673,336)	(21,165,133)
Net increase (decrease) in net assets resulting from operations	26,532,573	356,763	104,037	8,225,326	(35,377,224)	3,803,582
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(277,740)	(95,013)	(2,842,968)	(2,156,376)	(2,250,616)
Class B	–	(846)	(3,657)	–	(506)	(1,922)
Class C	–	(8,066)	(3,412)	–	(156,207)	(79,406)
Class Y	–	(254,355)	(1,955)	(1,106,160)	(820,270)	(539,136)
Realized gains from investment transactions:
Class A	(47,181,915)	–	–	(10,419,256)	–	–
Class B	(629,206)	–	–	(51,209)	–	–
Class C	(19,483,832)	–	–	(2,001,930)	–	–
Class Y	(26,121,404)	–	–	(2,977,927)	–	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(5,330,801)	(12,410,146)	(11,907,486)	54,886,141	(22,375,400)	(21,864,909)
Class B	(935,558)	(620,904)	(1,129,377)	(2,369,307)	(1,937,741)	(540,375)
Class C	14,278,305	3,126,283	3,688,979	33,083,086	11,253,992	(4,005,894)
Class Y	15,395,346	(12,704,835)	162,292	106,271,930	30,654,072	5,597,745
Total increase (decrease) in net assets	(43,476,492)	(22,793,846)	(9,185,592)	180,697,726	(20,915,660)	(19,880,931)
NET ASSETS:
Beginning of year	582,938,932	82,477,708	234,336,519	734,288,768	326,774,907	261,822,388
End of year*	$539,462,440	$59,683,862	$225,150,927	$914,986,494	$305,859,247	$241,941,457

*Including undistributed (overdistributed) net investment income of	$(309,014)	$(6,236)	$26,886	$730,772	$(9,771)	$1,939,333

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940 ("1940 Act") as amended, as an open-end management investment company. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 1940 Act. Davis Real Estate Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively "Funds"):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively "U.S. Government Securities"), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund's portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and bonds. It may invest in lower rated bonds commonly known as "junk bonds". The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of June 30, 2016, the value of defaulted securities amounted to $1,884,171 (cost: $9,921,191) or 0.68% of the Fund's net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Investors may continue to exchange Class B shares of the Funds with other Davis Funds. Class B shares automatically convert to Class A shares after 7 years. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions. The Funds may price partnerships by calculating the liquidation value of the investment using the discounted value of residual cash in the vehicle.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of June 30, 2016 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$85,327,417	$–	$–	$–	$7,032,398	$–
Energy	75,627,160	–	–	–	17,980,134	–
Financials	63,796,171	–	–	666,279,043	59,460,832	251,821,161
Health Care	31,829,561	–	–	–	10,119,808	–
Industrials	66,448,540	–	–	203,671	9,180,384	–
Information Technology	109,649,231	–	–	20,649,513	22,006,778	6,208,748
Materials	8,010,138	–	–	–	10,050,767	–
Utilities	–	–	–	–	7,389,038	–
Total Level 1	440,688,218	–	–	687,132,227	143,220,139	258,029,909
Level 2 – Other Significant
Observable Inputs:
Equity securities*:
Consumer Discretionary	3,380,237	–	–	–	7,024,307	–
Financials	1,374,167	–	–	43,221,947	506,730	–
Industrials	8,875,322	–	–	–	–	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	45,780,344	–	–	–	–
Short-term	–	–	130,968,467	–	–	–
Convertible debt securities	–	–	–	–	49,110,634	–
Corporate debt securities	–	–	–	–	13,861,443	–
Short-term securities	36,200,000	1,141,000	73,777,000	27,115,000	76,068,133	2,972,000
Total Level 2	49,829,726	46,921,344	204,745,467	70,336,947	146,571,247	2,972,000
Level 3 – Significant Unobservable
Inputs:
Equity securities:
Consumer Discretionary	29,494,315	–	–	–	–	–
Information Technology	106,955	–	–	–	–	–
Total Level 3	29,601,270	–	–	–	–	–
Total Investment	$520,119,214	$46,921,344	$204,745,467	$757,469,174	$289,791,386	$261,001,909
Level 1 to Level 2 Transfers**:
Consumer Discretionary	$3,380,237	$–	$–	$–	$–	$–
Financials	1,374,167	–	–	43,221,947	–	–
Industrials	1,989,628	–	–	–	–	–
Total	$6,744,032	$–	$–	$43,221,947	$–	$–

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended June 30, 2016.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2016:

Davis Opportunity Fund
Investment Securities:
Beginning balance	$44,829,106
Cost of purchases	222,414
Net change in unrealized appreciation (depreciation)	(8,666,379)
Proceeds from sales	(6,783,871)
Ending balance	$29,601,270

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2016 and included in the change in net assets for the period	$(8,666,379)

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3), if any, were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Investments	Fair Value at	Valuation	Unobservable
Fund	at Value	June 30, 2016	Technique	Input	Amount
Davis Opportunity Fund	Common Stock	$106,955	Present value calculation, using interpolated U.S. Treasury yield plus 1%, then applying liquidity discount	Discount Rate	7.90%
Davis Opportunity Fund	Preferred Stock	15,908,323	Market Approach	Transaction Price	$38.2271
Davis Opportunity Fund	Preferred Stock	13,585,992	Valuation Multiple	Growth-adjusted P/E multiple Long-term net margin assumption Conversion Price Adjustment	102x 15% 3.10%
		$29,601,270

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds' investment. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. An increase or decrease in these inputs would result in higher or lower fair value measurements.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2015 excise tax liability of $4,144 during the six months ended June 30, 2016. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2016, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At December 31, 2015, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
		Davis	Davis
	Davis	Government	Appreciation	Davis
	Government	Money Market	& Income	Real Estate
	Bond Fund	Fund	Fund	Fund
Expiring
12/31/2017	$355,000	$67,000	$–	$8,017,000
12/31/2018	625,000	1,000	16,832,000	–
No Expiration
Short-term	2,560,000	–	–	–
Long-term	1,806,000	–	–	–
Total	$5,346,000	$68,000	$16,832,000	$8,017,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, Directors' deferred compensation payments, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2016 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$160,950,759	$21,971,734	$109,686,779	$131,590,834	$77,186,218
Proceeds from sales	195,145,428	25,940,774	156,950,298	228,878,193	81,119,742

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser.  The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

As of June 30, 2016, a related shareholder's investment in Davis Government Money Market Fund and Davis Appreciation & Income Fund represents 42% and 23% of outstanding shares, respectively. Investment activities of these shareholders could have a material impact on the Funds.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund is 0.30% of the average net assets. The annual rate for Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Six months ended June 30, 2016 (Unaudited)
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$18,982	$4,742	$8,521	$47,235	$12,182	$16,147
Accounting fees paid to Adviser	7,002	996	1,500	9,000	4,500	3,252

Waivers and Reimbursement of Expenses - The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund's expenses such that investment income will not be less than zero until May 1, 2017. During the six months ended June 30, 2016, such waivers and reimbursements amounted to $356,928.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund's net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund's future yield. As of June 30, 2016, reimbursed amounts eligible for recapture were as follows:

	Expiring	Expiring	Expiring
	12/31/2016	12/31/2017	12/31/2018
Amount eligible for recapture	$123,429	$167,962	$178,051

The Adviser has not recaptured any previously reimbursed expenses during the six months ended June 30, 2016.

State Street Bank will be reimbursing the Funds in August 2016 for certain out of pocket expenses that were erroneously billed from 1998-2015. These reimbursements, including interest, amounts to $37,733, $30,576, $58,059, $33,496, $30,935, and $30,820 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively.

Distribution Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution Plan Fees - (Continued)

	Six months ended June 30, 2016 (Unaudited)
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class B	$8,906	$4,913	$8,321	$6,677	$6,828
Class C	365,372	42,479	393,647	200,021	86,714
Service fees:
Class A	269,414	31,432	438,339	111,144	146,443
Class B	2,920	1,651	2,778	2,257	2,200
Class C	121,790	14,159	131,216	66,673	28,904

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B shares are no longer offered for new purchases. Class B shares of the Funds are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares (other than Davis Government Money Market Fund) within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Six months ended June 30, 2016 (Unaudited)
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by Distributor	$8,653	$5,087	$64,420	$2,648	$3,194
Class A commissions re-allowed to investment dealers	45,365	25,964	349,895	13,541	17,725
Total commissions earned on sales of Class A	$54,018	$31,051	$414,315	$16,189	$20,919
Commission advances by the Distributor on the sale of:
Class C	$23,874	$404	$153,213	$5,333	$3,220
CDSCs received by the Distributor from:
Class B	797	1,557	1,446	1,145	226
Class C	1,133	1,548	11,468	1,421	73

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 4 - CAPITAL STOCK

At June 30, 2016, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.2 billion shares are designated to Davis Government Money Market Fund. As of May 1, 2013, Class B shares are no longer offered for new purchases. Transactions in capital stock were as follows:

	Six months ended June 30, 2016 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	548,688	–	(1,067,199)	(518,511)
Class B	2,791	–	(36,503)	(33,712)
Class C	212,253	–	(517,238)	(304,985)
Class Y	1,271,652	–	(2,139,056)	(867,404)
Value: Class A	$14,969,208	$–	$(29,118,314)	$(14,149,106)
Class B	61,422	–	(771,566)	(710,144)
Class C	4,847,167	–	(11,765,037)	(6,917,870)
Class Y	36,164,666	–	(58,095,590)	(21,930,924)

Davis Government Bond Fund
Shares: Class A	1,980,232	19,835	(2,400,738)	(400,671)
Class B	15,796	–	(119,095)	(103,299)
Class C	366,702	–	(830,233)	(463,531)
Class Y	126,077	10,301	(1,973,795)	(1,837,417)
Value: Class A	$10,738,434	$107,494	$(13,003,959)	$(2,158,031)
Class B	85,062	–	(641,052)	(555,990)
Class C	1,985,682	–	(4,494,851)	(2,509,169)
Class Y	688,342	56,270	(10,773,436)	(10,028,824)

Davis Government Money Market Fund
Shares: Class A	131,692,404	110,870	(139,259,394)	(7,456,120)
Class B	129,865	2,765	(494,556)	(361,926)
Class C	843,934	4,386	(5,165,829)	(4,317,509)
Class Y	2,215,213	2,288	(1,116,913)	1,100,588
Value: Class A	$131,692,404	$110,870	$(139,259,394)	$(7,456,120)
Class B	129,865	2,765	(494,556)	(361,926)
Class C	843,934	4,386	(5,165,829)	(4,317,509)
Class Y	2,215,213	2,288	(1,116,913)	1,100,588

Davis Financial Fund
Shares: Class A	1,171,065	–	(5,294,027)*	(4,122,962)
Class B	7,057	–	(17,270)	(10,213)
Class C	474,470	–	(417,633)	56,837
Class Y	1,969,396	–	(1,369,901)	599,495
Value: Class A	$43,947,336	$–	$(205,790,552)*	$(161,843,216)
Class B	211,376	–	(531,454)	(320,078)
Class C	15,044,776	–	(13,048,668)	1,996,108
Class Y	75,602,389	–	(51,912,127)	23,690,262

Davis Appreciation & Income Fund
Shares: Class A	99,565	12,553	(480,259)	(368,141)
Class B	1,030	–	(13,940)	(12,910)
Class C	51,774	826	(666,758)	(614,158)
Class Y	129,338	5,114	(197,879)	(63,427)
Value: Class A	$3,111,266	$398,419	$(14,797,024)	$(11,287,339)
Class B	31,588	–	(431,288)	(399,700)
Class C	1,637,547	26,310	(20,191,747)	(18,527,890)
Class Y	4,054,114	163,034	(6,083,026)	(1,865,878)

Davis Real Estate Fund
Shares: Class A	92,777	10,959	(385,215)	(281,479)
Class B	429	15	(4,662)	(4,218)
Class C	34,620	539	(83,930)	(48,771)
Class Y	72,668	3,478	(63,167)	12,979
Value: Class A	$3,432,025	$415,562	$(14,204,177)	$(10,356,590)
Class B	15,102	576	(170,043)	(154,365)
Class C	1,258,769	20,442	(3,017,111)	(1,737,900)
Class Y	2,741,502	133,655	(2,372,034)	503,123

* Davis Financial Fund: includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2015
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	1,092,553	1,579,759	(2,568,278)	104,034
Class B	8,681	28,527	(67,639)	(30,431)
Class C	668,222	806,108	(756,778)	717,552
Class Y	1,769,499	891,712	(2,004,047)	657,164
Value: Class A	$33,625,553	$43,680,415	$(82,636,769)	$(5,330,801)
Class B	234,527	611,604	(1,781,689)	(935,558)
Class C	16,270,411	18,750,070	(20,742,176)	14,278,305
Class Y	55,978,172	25,699,132	(66,281,958)	15,395,346

Davis Government Bond Fund
Shares: Class A	2,556,968	48,137	(4,888,870)	(2,283,765)
Class B	64,293	137	(179,130)	(114,700)
Class C	1,145,721	1,245	(568,434)	578,532
Class Y	768,457	45,689	(3,132,535)	(2,318,389)
Value: Class A	$13,886,088	$261,588	$(26,557,822)	$(12,410,146)
Class B	346,394	746	(968,044)	(620,904)
Class C	6,203,827	6,783	(3,084,327)	3,126,283
Class Y	4,206,897	250,420	(17,162,152)	(12,704,835)

Davis Government Money Market Fund
Shares: Class A	328,645,878	94,244	(340,647,608)	(11,907,486)
Class B	277,637	3,252	(1,410,266)	(1,129,377)
Class C	8,364,424	3,228	(4,678,673)	3,688,979
Class Y	1,677,634	1,955	(1,517,297)	162,292
Value: Class A	$328,645,878	$94,244	$(340,647,608)	$(11,907,486)
Class B	277,637	3,252	(1,410,266)	(1,129,377)
Class C	8,364,424	3,228	(4,678,673)	3,688,979
Class Y	1,677,634	1,955	(1,517,297)	162,292

Davis Financial Fund
Shares: Class A	4,121,622	303,672	(3,119,589)	1,305,705
Class B	13,675	1,509	(87,904)	(72,720)
Class C	1,500,188	57,251	(585,313)	972,126
Class Y	3,472,076	90,564	(1,006,665)	2,555,975
Value: Class A	$167,209,933	$11,992,005	$(124,315,797)	$54,886,141
Class B	439,615	48,111	(2,857,033)	(2,369,307)
Class C	50,953,852	1,907,592	(19,778,358)	33,083,086
Class Y	143,679,539	3,678,712	(41,086,321)	106,271,930

Davis Appreciation & Income Fund
Shares: Class A	520,541	60,112	(1,239,401)	(658,748)
Class B	5,090	14	(61,527)	(56,423)
Class C	694,879	4,287	(344,351)	354,815
Class Y	1,063,459	22,961	(233,400)	853,020
Value: Class A	$18,184,610	$2,038,322	$(42,598,332)	$(22,375,400)
Class B	169,099	435	(2,107,275)	(1,937,741)
Class C	22,874,701	143,370	(11,764,079)	11,253,992
Class Y	37,940,274	780,347	(8,066,549)	30,654,072

Davis Real Estate Fund
Shares: Class A	270,216	56,395	(938,265)	(611,654)
Class B	4,309	51	(19,780)	(15,420)
Class C	60,508	2,146	(175,189)	(112,535)
Class Y	312,959	14,656	(178,429)	149,186
Value: Class A	$9,772,805	$1,991,617	$(33,629,331)	$(21,864,909)
Class B	155,914	1,731	(698,020)	(540,375)
Class C	2,176,390	75,740	(6,258,024)	(4,005,894)
Class Y	11,554,982	525,427	(6,482,664)	5,597,745

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the six months ended June 30, 2016.

NOTE 6 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of June 30, 2016, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $29,601,270 or 5.78% of the Fund's net assets as of June 30, 2016. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of June 30, 2016
Davis Opportunity
Fund	ASAC II L.P.	10/10/13	116,129	$1.00	$0.921
Davis Opportunity
Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	416,153	$27.7507	$38.2271
Davis Opportunity
Fund	Internet Plus Holdings Ltd., Series A-10, Pfd.	01/29/15	3,745,277	$3.0921	$3.6275

NOTE 8 - IN-KIND REDEMPTIONS

In accordance with guidelines described in the Funds' prospectus, the Funds may distribute portfolio securities rather than cash as payment for redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain (loss) on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from realized gain (loss) to paid-in capital. During the six-month period ended June 30, 2016, Davis Financial Fund Class A shareholders redeemed 3,102,884 shares in exchange for portfolio securities valued at $123,597,829. The Davis Financial Fund realized a gain of $56,175,634.

DAVIS SERIES, INC

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Six months ended June 30, 2016[d]	$27.45	$–[e,f]	$1.12	$1.12
Year ended December 31, 2015	$31.73	$0.01[e]	$1.59	$1.60
Year ended December 31, 2014	$33.20	$0.00[e,f]	$2.36	$2.36
Year ended December 31, 2013	$23.42	$0.10[e]	$9.74	$9.84
Year ended December 31, 2012	$21.16	$0.19[e]	$2.39	$2.58
Year ended December 31, 2011	$22.57	$0.20[e]	$(1.02)	$(0.82)
Davis Opportunity Fund Class B:
Six months ended June 30, 2016[d]	$21.28	$(0.11)[e]	$0.85	$0.74
Year ended December 31, 2015	$26.11	$(0.26)[e]	$1.31	$1.05
Year ended December 31, 2014	$28.22	$(0.28)[e]	$1.98	$1.70
Year ended December 31, 2013	$20.05	$(0.14)[e]	$8.31	$8.17
Year ended December 31, 2012	$18.13	$(0.03)[e]	$2.03	$2.00
Year ended December 31, 2011	$19.34	$(0.01)[e]	$(0.88)	$(0.89)
Davis Opportunity Fund Class C:
Six months ended June 30, 2016[d]	$23.08	$(0.09)[e]	$0.94	$0.85
Year ended December 31, 2015	$27.79	$(0.22)[e]	$1.39	$1.17
Year ended December 31, 2014	$29.74	$(0.24)[e]	$2.10	$1.86
Year ended December 31, 2013	$21.10	$(0.11)[e]	$8.75	$8.64
Year ended December 31, 2012	$19.08	$0.01[e]	$2.14	$2.15
Year ended December 31, 2011	$20.34	$0.02[e]	$(0.92)	$(0.90)
Davis Opportunity Fund Class Y:
Six months ended June 30, 2016[d]	$28.61	$0.03[e]	$1.18	$1.21
Year ended December 31, 2015	$32.77	$0.08[e]	$1.64	$1.72
Year ended December 31, 2014	$34.17	$0.09[e]	$2.43	$2.52
Year ended December 31, 2013	$24.09	$0.17[e]	$10.04	$10.21
Year ended December 31, 2012	$21.77	$0.24[e]	$2.47	$2.71
Year ended December 31, 2011	$23.22	$0.27[e]	$(1.06)	$(0.79)
Davis Government Bond Fund Class A:
Six months ended June 30, 2016[d]	$5.40	$0.02[e]	$0.03	$0.05
Year ended December 31, 2015	$5.42	$0.01[e]	$0.01	$0.02
Year ended December 31, 2014	$5.42	$0.04[e]	$0.02	$0.06
Year ended December 31, 2013	$5.55	$(0.02)[e]	$(0.06)	$(0.08)
Year ended December 31, 2012	$5.60	$0.02[e]	$0.02	$0.04
Year ended December 31, 2011	$5.62	$0.13	$(0.02)	$0.11
Davis Government Bond Fund Class B:
Six months ended June 30, 2016[d]	$5.37	$(0.01)[e]	$0.03	$0.02
Year ended December 31, 2015	$5.40	$(0.03)[e]	$–	$(0.03)
Year ended December 31, 2014	$5.39	$(0.01)[e]	$0.03	$0.02
Year ended December 31, 2013	$5.53	$(0.07)[e]	$(0.07)	$(0.14)
Year ended December 31, 2012	$5.58	$(0.03)[e]	$0.02	$(0.01)
Year ended December 31, 2011	$5.60	$0.08	$(0.02)	$0.06

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$–	$–	$–	$28.57	4.08%	$263,456	0.95%[g]	0.94%[g]	0.01%[g]	34%
$–	$(5.88)	$–	$(5.88)	$27.45	4.91%	$267,348	0.96%	0.96%	0.02%	39%
$(0.02)	$(3.81)	$–	$(3.83)	$31.73	7.31%[h]	$305,755	0.97%	0.97%	0.01%	40%
$(0.06)	$–	$–	$(0.06)	$33.20	42.03%[h]	$311,241	0.98%	0.98%	0.34%	47%
$(0.32)	$–	$–	$(0.32)	$23.42	12.18%	$220,539	1.02%	1.02%	0.83%	19%
$(0.59)	$–	$–	$(0.59)	$21.16	(3.63)%	$235,743	1.02%	1.02%	0.90%	53%

$–	$–	$–	$–	$22.02	3.48%	$2,094	2.05%[g]	2.04%[g]	(1.09)%[g]	34%
$–	$(5.88)	$–	$(5.88)	$21.28	3.85%	$2,740	1.98%	1.98%	(1.00)%	39%
$–	$(3.81)	$–	$(3.81)	$26.11	6.25%[h]	$4,158	1.92%	1.92%	(0.94)%	40%
$–	$–	$–	$–	$28.22	40.75%[h]	$7,228	1.95%	1.95%	(0.63)%	47%
$(0.08)	$–	$–	$(0.08)	$20.05	11.03%	$8,546	2.01%	2.01%	(0.16)%	19%
$(0.32)	$–	$–	$(0.32)	$18.13	(4.61)%	$12,228	1.98%	1.98%	(0.06)%	53%

$–	$–	$–	$–	$23.93	3.68%	$99,125	1.75%[g]	1.74%[g]	(0.79)%[g]	34%
$–	$(5.88)	$–	$(5.88)	$23.08	4.05%	$102,653	1.75%	1.75%	(0.77)%	39%
$–	$(3.81)	$–	$(3.81)	$27.79	6.47%[h]	$103,635	1.75%	1.75%	(0.77)%	40%
$–	$–	$–	$–	$29.74	40.95%[h]	$100,034	1.78%	1.78%	(0.46)%	47%
$(0.13)	$–	$–	$(0.13)	$21.10	11.23%	$76,682	1.82%	1.82%	0.03%	19%
$(0.36)	$–	$–	$(0.36)	$19.08	(4.40)%	$87,674	1.82%	1.82%	0.10%	53%

$–	$–	$–	$–	$29.82	4.23%	$147,873	0.72%g	0.70%[g]	0.25%[g]	34%
$–	$(5.88)	$–	$(5.88)	$28.61	5.12%	$166,721	0.73%	0.73%	0.25%	39%
$(0.11)	$(3.81)	$–	$(3.92)	$32.77	7.58%[h]	$169,390	0.72%	0.72%	0.26%	40%
$(0.13)	$–	$–	$(0.13)	$34.17	42.40%[h]	$104,297	0.74%	0.74%	0.58%	47%
$(0.39)	$–	$–	$(0.39)	$24.09	12.40%	$61,172	0.77%	0.77%	1.08%	19%
$(0.66)	$–	$–	$(0.66)	$21.77	(3.38)%	$171,853	0.77%	0.77%	1.15%	53%

$(0.02)	$–	$–	$(0.02)	$5.43	0.95%	$28,732	1.01%g	0.90%[g]	0.77%[g]	45%
$(0.04)	$–	$–	$(0.04)	$5.40	0.38%	$30,733	1.05%	1.05%	0.25%	25%
$(0.06)	$–	$–	$(0.06)	$5.42	1.14%	$43,232	0.90%	0.90%	0.64%	53%
$(0.05)	$–	$–	$(0.05)	$5.42	(1.52)%	$58,280	0.81%	0.81%	(0.41)%	26%
$(0.09)	$–	$–	$(0.09)	$5.55	0.67%	$95,888	0.70%	0.70%	0.27%	28%
$(0.13)	$–	$–	$(0.13)	$5.60	2.01%	$108,955	0.74%	0.74%	1.49%	27%

$–	$–	$–	$–	$5.39	0.37%	$1,028	2.01%[g]	1.91%[g]	(0.24)%[g]	45%
$–[f]	$–	$–	$–[f]	$5.37	(0.52)%	$1,578	1.92%	1.92%	(0.62)%	25%
$(0.01)	$–	$–	$(0.01)	$5.40	0.33%	$2,207	1.80%	1.80%	(0.26)%	53%
$–	$–	$–	$–	$5.39	(2.53)%	$3,409	1.72%	1.72%	(1.32)%	26%
$(0.04)	$–	$–	$(0.04)	$5.53	(0.20)%	$7,707	1.63%	1.63%	(0.66)%	28%
$(0.08)	$–	$–	$(0.08)	$5.58	1.09%	$10,970	1.66%	1.66%	0.57%	27%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class C:
Six months ended June 30, 2016[d]	$5.40	$–[e,f]	$0.03	$0.03
Year ended December 31, 2015	$5.42	$(0.02)[e]	$–	$(0.02)
Year ended December 31, 2014	$5.42	$(0.01)[e]	$0.03	$0.02
Year ended December 31, 2013	$5.55	$(0.07)[e]	$(0.06)	$(0.13)
Year ended December 31, 2012	$5.60	$(0.03)[e]	$0.02	$(0.01)
Year ended December 31, 2011	$5.62	$0.08	$(0.02)	$0.06
Davis Government Bond Fund Class Y:
Six months ended June 30, 2016[d]	$5.44	$0.03[e]	$0.03	$0.06
Year ended December 31, 2015	$5.47	$0.04[e]	$–	$0.04
Year ended December 31, 2014	$5.46	$0.06[e]	$0.03	$0.09
Year ended December 31, 2013	$5.60	$–[e,f]	$(0.07)	$(0.07)
Year ended December 31, 2012	$5.64	$0.03[e]	$0.03	$0.06
Year ended December 31, 2011	$5.66	$0.14	$(0.02)	$0.12
Davis Government Money Market Fund Class A, B, C, and Y:
Six months ended June 30, 2016[d]	$1.000	$0.001	$–	$0.001
Year ended December 31, 2015	$1.000	$0.001	$–	$0.001
Year ended December 31, 2014	$1.000	$–[i]	$–	$–[i]
Year ended December 31, 2013	$1.000	$–[i]	$–	$–[i]
Year ended December 31, 2012	$1.000	$–[i]	$–	$–[i]
Year ended December 31, 2011	$1.000	$–[i]	$–	$–[i]
Davis Financial Fund Class A:
Six months ended June 30, 2016[d]	$39.39	$0.18[e]	$(1.18)	$(1.00)
Year ended December 31, 2015	$39.59	$0.23[e]	$0.46	$0.69
Year ended December 31, 2014	$39.20	$0.29[e]	$4.80	$5.09
Year ended December 31, 2013	$30.41	$0.29[e]	$9.26	$9.55
Year ended December 31, 2012	$26.36	$0.28[e]	$4.51	$4.79
Year ended December 31, 2011	$31.76	$0.27[e]	$(3.17)	$(2.90)
Davis Financial Fund Class B:
Six months ended June 30, 2016[d]	$31.78	$(0.04)[e]	$(0.95)	$(0.99)
Year ended December 31, 2015	$32.28	$(0.15)[e]	$0.35	$0.20
Year ended December 31, 2014	$32.82	$(0.11)[e]	$3.99	$3.88
Year ended December 31, 2013	$25.70	$(0.08)[e]	$7.77	$7.69
Year ended December 31, 2012	$22.35	$(0.05)[e]	$3.81	$3.76
Year ended December 31, 2011	$27.27	$(0.06)[e]	$(2.72)	$(2.78)
Davis Financial Fund Class C:
Six months ended June 30, 2016[d]	$33.22	$0.01[e]	$(1.00)	$(0.99)
Year ended December 31, 2015	$33.63	$(0.11)[e]	$0.40	$0.29
Year ended December 31, 2014	$33.97	$(0.06)[e]	$4.14	$4.08
Year ended December 31, 2013	$26.53	$(0.04)[e]	$8.05	$8.01
Year ended December 31, 2012	$23.06	$0.01[e]	$3.92	$3.93
Year ended December 31, 2011	$28.05	$(0.01)[e]	$(2.78)	$(2.79)

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$–	$–	$–	$5.43	0.56%	$10,750	1.78%[g]	1.68%[g]	(0.01)%[g]	45%
$–[f]	$–	$–	$–[f]	$5.40	(0.29)%	$13,193	1.75%	1.75%	(0.45)%	25%
$(0.02)	$–	$–	$(0.02)	$5.42	0.31%	$10,113	1.69%	1.69%	(0.15)%	53%
$–[f]	$–	$–	$–[f]	$5.42	(2.34)%	$13,973	1.63%	1.63%	(1.23)%	26%
$(0.04)	$–	$–	$(0.04)	$5.55	(0.15)%	$23,673	1.57%	1.57%	(0.60)%	28%
$(0.08)	$–	$–	$(0.08)	$5.60	1.16%	$28,729	1.59%	1.59%	0.64%	27%

$(0.03)	$–	$–	$(0.03)	$5.47	1.13%	$4,205	0.66%[g]	0.55%[g]	1.12%[g]	45%
$(0.07)	$–	$–	$(0.07)	$5.44	0.68%	$14,180	0.57%	0.57%	0.73%	25%
$(0.08)	$–	$–	$(0.08)	$5.47	1.73%	$26,925	0.50%	0.50%	1.04%	53%
$(0.07)	$–	$–	$(0.07)	$5.46	(1.34)%	$25,409	0.47%	0.47%	(0.07)%	26%
$(0.10)	$–	$–	$(0.10)	$5.60	1.11%	$23,999	0.44%	0.44%	0.53%	28%
$(0.14)	$–	$–	$(0.14)	$5.64	2.16%	$3,821	0.60%	0.60%	1.63%	27%

$(0.001)	$–	$–	$(0.001)	$1.000	0.06%	$214,116	0.70%[g]	0.30%[g]	0.12%[g]	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.06%	$225,151	0.70%	0.10%	0.06%	NA
$–[i]	$–	$–	$–[i]	$1.000	0.03%	$234,337	0.62%	0.07%	0.04%	NA
$–[i]	$–	$–	$–[i]	$1.000	0.04%	$334,405	0.64%	0.09%	0.04%	NA
$–[i]	$–	$–	$–[i]	$1.000	0.04%	$261,244	0.63%	0.16%	0.04%	NA
$–[i]	$–	$–	$–[i]	$1.000	0.03%	$240,424	0.63%	0.12%	0.03%	NA

$–	$–	$–	$–	$38.39	(2.54)%	$435,759	0.89%[g]	0.88%[g]	0.94%[g]	14%
$(0.19)	$(0.70)	$–	$(0.89)	$39.39	1.74%	$609,519	0.86%	0.86%	0.58%	5%
$(0.28)	$(4.42)	$–	$(4.70)	$39.59	13.01%	$560,905	0.86%	0.86%	0.72%	32%
$(0.19)	$(0.57)	$–	$(0.76)	$39.20	31.45%	$538,410	0.88%	0.88%	0.83%	0%[j]
$(0.33)	$(0.41)	$–	$(0.74)	$30.41	18.15%	$426,149	0.91%	0.91%	0.96%	10%
$(0.47)	$(2.03)	$–	$(2.50)	$26.36	(9.02)%	$377,885	0.91%	0.91%	0.87%	12%

$–	$–	$–	$–	$30.79	(3.12)%	$2,025	2.05%[g]	2.05%[g]	(0.23)%[g]	14%
$–	$(0.70)	$–	$(0.70)	$31.78	0.61%	$2,415	1.96%	1.96%	(0.52)%	5%
$–	$(4.42)	$–	$(4.42)	$32.28	11.84%	$4,800	1.92%	1.92%	(0.34)%	32%
$–	$(0.57)	$–	$(0.57)	$32.82	29.97%	$5,751	1.99%	1.99%	(0.28)%	0%[j]
$–	$(0.41)	$–	$(0.41)	$25.70	16.81%	$5,504	2.09%	2.09%	(0.22)%	10%
$(0.11)	$(2.03)	$–	$(2.14)	$22.35	(10.09)%	$6,483	2.02%	2.02%	(0.24)%	12%

$–	$–	$–	$–	$32.23	(2.98)%	$109,025	1.75%[g]	1.74%[g]	0.08%[g]	14%
$–	$(0.70)	$–	$(0.70)	$33.22	0.86%	$110,457	1.75%	1.75%	(0.31)%	5%
$–	$(4.42)	$–	$(4.42)	$33.63	12.03%	$79,140	1.76%	1.76%	(0.18)%	32%
$–	$(0.57)	$–	$(0.57)	$33.97	30.24%	$70,174	1.79%	1.79%	(0.08)%	0%[j]
$(0.05)	$(0.41)	$–	$(0.46)	$26.53	17.04%	$50,844	1.84%	1.84%	0.03%	10%
$(0.17)	$(2.03)	$–	$(2.20)	$23.06	(9.85)%	$52,859	1.81%	1.81%	(0.03)%	12%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Financial Fund Class Y:
Six months ended June 30, 2016[d]	$40.52	$0.22[e]	$(1.22)	$(1.00)
Year ended December 31, 2015	$40.70	$0.29[e]	$0.49	$0.78
Year ended December 31, 2014	$40.18	$0.35[e]	$4.95	$5.30
Year ended December 31, 2013	$31.15	$0.35[e]	$9.51	$9.86
Year ended December 31, 2012	$27.00	$0.34[e]	$4.62	$4.96
Year ended December 31, 2011	$32.48	$0.30[e]	$(3.22)	$(2.92)
Davis Appreciation & Income Fund Class A:
Six months ended June 30, 2016[d]	$31.96	$0.17[e]	$0.56	$0.73
Year ended December 31, 2015	$36.02	$0.38[e]	$(4.06)	$(3.68)
Year ended December 31, 2014	$34.53	$0.38[e]	$1.48	$1.86
Year ended December 31, 2013	$27.23	$0.40[e]	$7.30	$7.70
Year ended December 31, 2012	$25.54	$0.44[e]	$1.71	$2.15
Year ended December 31, 2011	$28.08	$0.45[e]	$(2.53)	$(2.08)
Davis Appreciation & Income Fund Class B:
Six months ended June 30, 2016[d]	$31.57	$(0.01)[e]	$0.55	$0.54
Year ended December 31, 2015	$35.57	$–[e,f]	$(3.99)	$(3.99)
Year ended December 31, 2014	$34.15	$0.02[e]	$1.46	$1.48
Year ended December 31, 2013	$26.93	$0.11[e]	$7.22	$7.33
Year ended December 31, 2012	$25.27	$0.19[e]	$1.68	$1.87
Year ended December 31, 2011	$27.78	$0.19[e]	$(2.49)	$(2.30)
Davis Appreciation & Income Fund Class C:
Six months ended June 30, 2016[d]	$32.08	$0.04[e]	$0.56	$0.60
Year ended December 31, 2015	$36.15	$0.08[e]	$(4.07)	$(3.99)
Year ended December 31, 2014	$34.69	$0.07[e]	$1.49	$1.56
Year ended December 31, 2013	$27.36	$0.15[e]	$7.33	$7.48
Year ended December 31, 2012	$25.67	$0.23[e]	$1.70	$1.93
Year ended December 31, 2011	$28.22	$0.22[e]	$(2.53)	$(2.31)
Davis Appreciation & Income Fund Class Y:
Six months ended June 30, 2016[d]	$32.10	$0.20[e]	$0.55	$0.75
Year ended December 31, 2015	$36.18	$0.45[e]	$(4.08)	$(3.63)
Year ended December 31, 2014	$34.68	$0.42[e]	$1.50	$1.92
Year ended December 31, 2013	$27.34	$0.45[e]	$7.35	$7.80
Year ended December 31, 2012	$25.65	$0.50[e]	$1.71	$2.21
Year ended December 31, 2011	$28.21	$0.51[e]	$(2.55)	$(2.04)
Davis Real Estate Fund Class A:
Six months ended June 30, 2016[d]	$35.96	$0.54[e]	$4.40	$4.94
Year ended December 31, 2015	$35.79	$0.37[e]	$0.23	$0.60
Year ended December 31, 2014	$28.41	$0.40[e]	$7.42	$7.82
Year ended December 31, 2013	$29.25	$0.42[e]	$(0.90)	$(0.48)
Year ended December 31, 2012	$25.31	$0.39[e]	$3.87	$4.26
Year ended December 31, 2011	$23.38	$0.31[e]	$1.94	$2.25

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$–	$–	$–	$39.52	(2.47)%	$211,561	0.72%[g]	0.71%[g]	1.11%[g]	14%
$(0.26)	$(0.70)	$–	$(0.96)	$40.52	1.91%	$192,596	0.71%	0.71%	0.73%	5%
$(0.36)	$(4.42)	$–	$(4.78)	$40.70	13.20%	$89,443	0.70%	0.70%	0.88%	32%
$(0.26)	$(0.57)	$–	$(0.83)	$40.18	31.71%	$59,236	0.71%	0.71%	1.00%	0%[j]
$(0.40)	$(0.41)	$–	$(0.81)	$31.15	18.33%	$31,623	0.72%	0.72%	1.15%	10%
$(0.53)	$(2.03)	$–	$(2.56)	$27.00	(8.90)%	$26,607	0.75%	0.75%	1.03%	12%

$(0.08)	$–	$–	$(0.08)	$32.61	2.29%	$163,603	0.87%[g]	0.85%[g]	1.11%[g]	50%
$(0.38)	$–	$–	$(0.38)	$31.96	(10.27)%	$172,111	0.87%	0.87%	1.08%	32%
$(0.37)	$–	$–	$(0.37)	$36.02	5.37%	$217,723	0.87%	0.87%	1.05%	20%
$(0.40)	$–	$–	$(0.40)	$34.53	28.44%	$211,772	0.93%	0.93%	1.31%	18%
$(0.46)	$–	$–	$(0.46)	$27.23	8.44%	$244,543	0.95%	0.95%	1.64%	11%
$(0.46)	$–	$–	$(0.46)	$25.54	(7.45)%	$269,626	0.93%	0.93%	1.61%	20%

$–	$–	$–	$–	$32.11	1.71%	$1,646	2.06%[g]	2.04%[g]	(0.08)%[g]	50%
$(0.01)	$–	$–	$(0.01)	$31.57	(11.23)%	$2,025	1.93%	1.93%	0.02%	32%
$(0.06)	$–	$–	$(0.06)	$35.57	4.32%	$4,289	1.87%	1.87%	0.05%	20%
$(0.11)	$–	$–	$(0.11)	$34.15	27.26%	$7,940	1.88%	1.88%	0.36%	18%
$(0.21)	$–	$–	$(0.21)	$26.93	7.39%	$9,710	1.89%	1.89%	0.70%	11%
$(0.21)	$–	$–	$(0.21)	$25.27	(8.31)%	$13,604	1.84%	1.84%	0.70%	20%

$(0.02)	$–	$–	$(0.02)	$32.66	1.86%	$51,336	1.75%[g]	1.73%[g]	0.23%[g]	50%
$(0.08)	$–	$–	$(0.08)	$32.08	(11.04)%	$70,140	1.72%	1.72%	0.23%	32%
$(0.10)	$–	$–	$(0.10)	$36.15	4.48%	$66,212	1.72%	1.72%	0.20%	20%
$(0.15)	$–	$–	$(0.15)	$34.69	27.40%	$64,616	1.74%	1.74%	0.50%	18%
$(0.24)	$–	$–	$(0.24)	$27.36	7.54%	$60,770	1.75%	1.75%	0.84%	11%
$(0.24)	$–	$–	$(0.24)	$25.67	(8.21)%	$68,768	1.74%	1.74%	0.80%	20%

$(0.09)	$–	$–	$(0.09)	$32.76	2.36%	$60,781	0.70%[g]	0.68%[g]	1.28%[g]	50%
$(0.45)	$–	$–	$(0.45)	$32.10	(10.11)%	$61,583	0.68%	0.68%	1.27%	32%
$(0.42)	$–	$–	$(0.42)	$36.18	5.52%	$38,551	0.72%	0.72%	1.20%	20%
$(0.46)	$–	$–	$(0.46)	$34.68	28.70%	$20,679	0.75%	0.75%	1.49%	18%
$(0.52)	$–	$–	$(0.52)	$27.34	8.62%	$21,765	0.75%	0.75%	1.84%	11%
$(0.52)	$–	$–	$(0.52)	$25.65	(7.30)%	$25,514	0.74%	0.74%	1.80%	20%

$(0.11)	$–	$–	$(0.11)	$40.79	13.76%	$189,289	0.93%[g]	0.91%[g]	2.97%[g]	33%
$(0.43)	$–	$–	$(0.43)	$35.96	1.69%	$176,995	0.94%	0.94%	1.01%	93%
$(0.44)	$–	$–	$(0.44)	$35.79	27.68%	$198,029	0.96%	0.96%	1.21%	53%
$(0.36)	$–	$–	$(0.36)	$28.41	(1.67)%	$172,531	0.98%	0.98%	1.40%	75%
$(0.32)	$–	$–	$(0.32)	$29.25	16.86%	$206,497	1.01%	1.01%	1.38%	50%
$(0.32)	$–	$–	$(0.32)	$25.31	9.69%	$180,770	1.08%	1.08%	1.26%	68%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class B:
Six months ended June 30, 2016[d]	$35.49	$0.34[e]	$4.33	$4.67
Year ended December 31, 2015	$35.32	$(0.02)[e]	$0.22	$0.20
Year ended December 31, 2014	$28.04	$0.05[e]	$7.31	$7.36
Year ended December 31, 2013	$28.86	$0.10[e]	$(0.88)	$(0.78)
Year ended December 31, 2012	$24.98	$0.07[e]	$3.83	$3.90
Year ended December 31, 2011	$23.08	$0.03[e]	$1.91	$1.94
Davis Real Estate Fund Class C:
Six months ended June 30, 2016[d]	$35.97	$0.38[e]	$4.38	$4.76
Year ended December 31, 2015	$35.79	$0.04[e]	$0.25	$0.29
Year ended December 31, 2014	$28.41	$0.11[e]	$7.43	$7.54
Year ended December 31, 2013	$29.25	$0.16[e]	$(0.90)	$(0.74)
Year ended December 31, 2012	$25.31	$0.16[e]	$3.86	$4.02
Year ended December 31, 2011	$23.38	$0.10[e]	$1.95	$2.05
Davis Real Estate Fund Class Y:
Six months ended June 30, 2016[d]	$36.44	$0.59[e]	$4.46	$5.05
Year ended December 31, 2015	$36.26	$0.42[e]	$0.26	$0.68
Year ended December 31, 2014	$28.78	$0.44[e]	$7.56	$8.00
Year ended December 31, 2013	$29.63	$0.49[e]	$(0.91)	$(0.42)
Year ended December 31, 2012	$25.64	$0.46[e]	$3.93	$4.39
Year ended December 31, 2011	$23.69	$0.36[e]	$1.98	$2.34

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

d	Unaudited.

e	Per share calculations were based on average shares outstanding for the period.

f	Less than $0.005 per share.

g	Annualized.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.01)	$–	$–	$(0.01)	$40.15	13.17%	$1,933	2.01%[g]	1.99%[g]	1.89%[g]	33%
$(0.03)	$–	$–	$(0.03)	$35.49	0.58%	$1,859	2.02%	2.02%	(0.07)%	93%
$(0.08)	$–	$–	$(0.08)	$35.32	26.30%	$2,394	2.05%	2.05%	0.12%	53%
$(0.04)	$–	$–	$(0.04)	$28.04	(2.71)%	$3,041	2.06%	2.06%	0.32%	75%
$(0.02)	$–	$–	$(0.02)	$28.86	15.60%	$4,250	2.11%	2.11%	0.28%	50%
$(0.04)	$–	$–	$(0.04)	$24.98	8.42%	$4,252	2.19%	2.19%	0.15%	68%

$(0.03)	$–	$–	$(0.03)	$40.70	13.25%	$25,105	1.82%[g]	1.80%[g]	2.08%[g]	33%
$(0.11)	$–	$–	$(0.11)	$35.97	0.83%	$23,940	1.81%	1.81%	0.14%	93%
$(0.16)	$–	$–	$(0.16)	$35.79	26.58%	$27,851	1.84%	1.84%	0.33%	53%
$(0.10)	$–	$–	$(0.10)	$28.41	(2.54)%	$24,243	1.85%	1.85%	0.53%	75%
$(0.08)	$–	$–	$(0.08)	$29.25	15.90%	$29,102	1.86%	1.86%	0.53%	50%
$(0.12)	$–	$–	$(0.12)	$25.31	8.80%	$26,408	1.89%	1.89%	0.45%	68%

$(0.13)	$–	$–	$(0.13)	$41.36	13.88%	$44,969	0.73%[g]	0.70%[g]	3.18%[g]	33%
$(0.50)	$–	$–	$(0.50)	$36.44	1.92%	$39,148	0.74%	0.74%	1.21%	93%
$(0.52)	$–	$–	$(0.52)	$36.26	27.96%	$33,548	0.74%	0.74%	1.43%	53%
$(0.43)	$–	$–	$(0.43)	$28.78	(1.45)%	$19,456	0.76%	0.76%	1.62%	75%
$(0.40)	$–	$–	$(0.40)	$29.63	17.14%	$21,868	0.76%	0.76%	1.63%	50%
$(0.39)	$–	$–	$(0.39)	$25.64	9.97%	$18,605	0.79%	0.79%	1.55%	68%

h
Davis Opportunity Fund's performance benefited from IPO purchases, adding approximately 1% to the Fund's total return in 2014 and approximately 3% to the Fund's total return in 2013. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

i	Less than $0.0005 per share.

j	Less than 0.50%.

See Notes to Financial Statements

DAVIS SERIES, INC.	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2016. As part of this process, Davis Advisors provided the Independent Directors with material, including recent investment performance data, that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information that they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Financial Fund, Davis Opportunity Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, Davis Government Money Market Fund, and their shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of each Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of each Fund, but also the full range and quality of services provided by Davis Advisors to each Fund and its shareholders, including whether a Fund:

1.	Achieves satisfactory investment results over the long term, after all costs;

2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically, in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors, its affiliates, and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors considered that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS SERIES, INC.	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (i) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (ii) focus on tax efficiency; (iii) record of generally producing satisfactory after-tax results over longer-term periods; (iv) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (v) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (i) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (ii) information regarding fees charged by Davis Advisors to other advisory clients, including funds that it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (iii) the fee schedules and breakpoints of each Fund, including an assessment of competitive fee schedules and breakpoints, if applicable.

The Independent Directors reviewed (i) the management fee schedule for each Fund; (ii) profitability of each Fund to Davis Advisors; (iii) the extent to which economies of scale might be realized if the Fund's net assets increase; and (iv) whether the fee schedules should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to each Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds were more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for the differences between the fee rates for the Davis Funds and Davis Advisors' other lines of business.

Davis Financial Fund

The Independent Directors noted that Davis Financial Fund Class A shares underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the one-, three-, five-, and ten-year time periods, but outperformed the S&P 500® since its inception on May 1, 1991, all periods ended February 29, 2016.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional financial services funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe average and Lipper Index over the one-, two-, three-, five-, and ten-year time periods, and underperformed both over the four-year time period, all periods ended December 31, 2015.

The Independent Directors also reviewed the Fund's performance versus both the S&P 500® and the Performance Universe when measured over rolling five- and ten-year time periods. The Fund outperformed the S&P 500® in 12 out of 20 rolling five-year time periods and outperformed the Performance Universe average in 13 out of 20 rolling five-year time periods, all periods ended December 31 for each year from 1996 through 2015. The Fund outperformed the S&P 500® in 10 out of 15 rolling ten-year time periods and outperformed the Performance Universe average in 9 out of 15 rolling ten-year time periods, all periods ended December 31 for each year from 2001 through 2015.

DAVIS SERIES, INC.	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Davis Financial Fund – (Continued)

The Independent Directors considered Davis Financial Fund's management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

Davis Opportunity Fund

The Independent Directors noted that Davis Opportunity Fund Class A shares outperformed its benchmark, the Russell 3000® Index ("Russell 3000®"), over the one-, three-, and five-year time periods, as well as since its inception on December 1, 1994, but underperformed the benchmark over the ten-year time period, all periods ended February 29, 2016. Davis Advisors oversaw a sub-adviser for the period from May 1, 1984 until December 31, 1998. After this date Davis Advisors became sole investment manager for the Fund.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional multi-cap growth funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe average over the one-, two-, three-, four-, and five-year time periods, but underperformed over the ten-year time period, all periods ended December 31, 2015. The Fund outperformed the Lipper Index over the one- and three-year time periods, but underperformed over the two-, four-, five-, and ten-year time periods, all periods ended December 31, 2015.

The Independent Directors also reviewed the Fund's performance versus both the Russell 3000® and the Performance Universe when measured over rolling five- and ten-year time frames. The Fund outperformed the Russell 3000® and the Performance Universe average in 5 out of 12 rolling five-year time periods, all periods ended December 31 for each year from 2004 through 2015. The Fund outperformed the Russell 3000® and the Performance Universe average in 3 out of 7 rolling ten-year time periods, all periods ended December 31 for each year from 2009 through 2015.

The Independent Directors considered Davis Opportunity Fund's management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

Davis Real Estate Fund

The Independent Directors noted that Davis Real Estate Fund Class A shares underperformed its benchmark, the Wilshire U.S. Real Estate Securities Index ("Wilshire Index"), over all time periods, which include the one-, three-, five-, and ten-year time periods, as well as since its inception on January 3, 1994, all periods ended February 29, 2016.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional real estate funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe average and Lipper Index over all time periods, which include the one-,  two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2015.

The Independent Directors also reviewed the Fund's performance versus both the Wilshire Index and the Performance Universe when measured over rolling five- and ten-year time frames. The Fund outperformed the Wilshire Index and the Performance Universe average in 3 out of 17 rolling five-year time periods, all periods ended December 31 for each year from 1999 through 2015. The Fund underperformed the Wilshire Index and the Performance Universe average in all 12 rolling ten-year time periods, all periods ended December 31 for each year from 2004 through 2015. In reviewing the performance, the Directors considered that the Fund is able to invest a limited amount of assets outside of REITs, while the Wilshire Index, as well as other funds provided in the report, are primarily REIT only funds.

The Independent Directors considered Davis Real Estate Fund's management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

DAVIS SERIES, INC.	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Davis Appreciation & Income Fund

The Independent Directors noted that Davis Appreciation & Income Fund Class A shares underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®") over all time periods, which include the one-, three-, five-, and ten-year time periods, as well as since its inception on May 1, 1992, all periods ended February 29, 2016.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional mixed-asset target allocation growth funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe average and Lipper Index over all time periods, which include the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2015.

The Independent Directors also reviewed the Fund's performance versus both the S&P 500® and the Performance Universe when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® in 9 out of 19 rolling five-year time periods and outperformed the Performance Universe average in 11 out of 19 rolling five-year time periods, all periods ended December 31 for each year from 1997 through 2015. The Fund outperformed the S&P 500® in 7 out of 14 rolling ten-year time periods and outperformed the Performance Universe average in 10 out of 14 rolling ten-year time periods, all periods ended December 31 for each year from 2002 through 2015.

The Independent Directors considered Davis Appreciation & Income Fund's management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

Davis Government Bond Fund

The Independent Directors noted that Davis Government Bond Fund Class A shares underperformed its benchmark, the Citigroup U.S. Treasury/Agency 1-3 Year Index ("Citigroup Index"), over all time periods, which include the one-, three-, five-, and ten-year time periods, as well as since its inception on December 1, 1994, all periods ended February 29, 2016.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional short U.S. Government funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe average and Lipper Index over the one- and two-year time periods, and underperformed over the three-, four-, and ten-year time periods, all periods ended December 31, 2015. During the five-year time period ended December 31, 2015, the Fund outperformed the Performance Universe average, but underperformed the Lipper Index.

The Independent Directors also reviewed the Fund's performance versus both the Citigroup Index and the Performance Universe when measured over rolling five- and ten-year time frames. The Fund outperformed the Citigroup Index in 2 out of 17 rolling five-year time periods and outperformed the Performance Universe average in 7 out of 17 rolling five-year time periods, all periods ended December 31 for each year from 1999 through 2015. The Fund underperformed the Citigroup Index in all 12 rolling ten-year time periods, but outperformed the Performance Universe average in 2 out of 12 rolling ten-year time periods, all periods ended December 31 for each year from 2004 through 2015.

The Independent Directors considered Davis Government Bond Fund's management fee and total expense ratio. They observed that both were reasonable and the management fee was below the average and median of its peer group, as determined by Broadridge.

Davis Government Money Market Fund

The Independent Directors noted that Davis Government Money Market Fund Class A shares outperformed the Lipper Sector Average of U.S. Government Money Market Funds over the one-, three-, five-, and ten-year time periods, but underperformed since its inception on October 26, 1989, all periods ended February 29, 2016.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail U.S. Government Money Market Funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe average and the Lipper Index over all time periods, which include the  one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2015.

DAVIS SERIES, INC.	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Davis Government Money Market Fund – (Continued)

The Independent Directors also reviewed the Fund's performance versus both the Performance Universe and the Morningstar U.S. Money Market Taxable Funds category when measured over rolling five- and ten-year time frames. The Fund outperformed the Performance Universe average in 17 out of 22 rolling five-year time periods, while matching performance in 1998, and outperformed the Morningstar category average in 16 out of 22 rolling five-year time periods, all periods ended December 31 for each year from 1994 through 2015. The Fund has outperformed the Performance Universe average for 17 consecutive years since 1999 and has outperformed the Morningstar category average for 16 consecutive years since 2000. The Independent Directors also noted that the Fund outperformed both the Performance Universe average and Morningstar category average in 13 out of 17 rolling ten-year time periods, while matching performance against the Performance Universe average in 2002, all periods ended December 31 for each year from 1999 through 2015. The Fund has outperformed both for 13 consecutive years since 2003.

The Independent Directors considered the contractual advisory fee, noting that it was in-line with the median of funds with similar investment objectives, as determined by an independent service provider. The Independent Directors also considered the total expense ratio for Davis Government Money Market Fund. The Adviser is contractually committed to waive fees and/or reimburse the Fund's expenses such that net investment income will not be less than zero until May 1, 2017. The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund's future yield. The Independent Directors noted that the Adviser continued to subsidize the Fund's expenses and concluded that the management fee and expenses were reasonable.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Financial Fund, Davis Opportunity Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, Davis Government Money Market Fund, and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors noted the disappointing relative results of Davis Real Estate Fund and Davis Appreciation & Income Fund. Davis Advisors agreed to include these two Funds within the oversight of the Portfolio Review Committee, as well as other changes. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fees for Davis Financial Fund, Davis Opportunity Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, and Davis Government Money Market Fund were reasonable in light of the nature, quality, and extent of the services being provided to the Funds, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer groups, as determined by an independent service provider. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of each Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Director, DCT Industrial Trust (REIT).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	Co-CEO, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable One Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp
(diversified financial services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee of Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee of Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not Applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 8, 2016

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: September 8, 2016